UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21179

Name of Fund:	BlackRock New York Municipal Income Quality Trust (BSE)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal Income Quality Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2021

Date of reporting period: 02/28/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

FEBRUARY 28, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock Massachusetts Tax-Exempt Trust (MHE)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of February 28, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the threat from the virus was becoming increasingly apparent, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and progress of additional stimulus through the U.S. Congress. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially from lows in late March 2020.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) dropped to historic lows. However, inflation risk from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, Congress passed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. Inflation is likely to increase somewhat as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.74%	31.29%

U.S. small cap equities (Russell 2000® Index)	41.69	51.00

International equities (MSCI Europe, Australasia, Far East Index)	14.33	22.46

Emerging market equities (MSCI Emerging Markets Index)	22.32	36.05

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.40

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.34)	(1.96)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.55)	1.38

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.92	1.22

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.08	9.31

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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3

Municipal Market Overview For the Reporting Period Ended February 28, 2021

Municipal Market Conditions

Municipal bonds posted modestly positive total returns during the period amid increased volatility. As a result of the COVID-19 pandemic-induced economic shutdown, performance plummeted -10.87% during a two-week period in March 2020 before rebounding on valuation-based buying. (For comparison, the -11.86% correction in 2008 spanned more than a month.) Fiscal stimulus, monetary policy accommodation, and the partial re-opening of the economy combined to stabilize the market and drive strong performance throughout the summer months. Performance briefly stalled on U.S. election uncertainty, but broadly has benefited from a favorable technical backdrop, vaccine optimism, and expectation for additional fiscal aid from the newly unified Democratic government. At the end of the period, performance briefly turned negative as historically rich valuations recalibrated and resulted in a temporary but healthy market correction.

Strong technical support during most of the period momentarily waned as COVID-19 fears spurred risk-off sentiment resulting in record outflows. During the 12 months ended February 28, 2021, municipal bond funds experienced net inflows totaling $39 billion, drawn down by nearly $46 billion in outflows during the months of March and April 2020 (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $441 billion but slowed during the height of the pandemic as market liquidity became constrained amid the flight to quality. Taxable municipal issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.

S&P Municipal Bond Index
Total Returns as of February 28, 2021 6 months: 0.92% 12 months: 1.22%

A Closer Look at Yields

From February 29, 2020 to February 28, 2021, yields on AAA-rated 30-year municipal bonds increased by 28 basis points (“bps”) from 1.52% to 1.80%, while ten-year rates increased by 21 bps from 0.93% to 1.14% and five-year rates decreased by 17 bps from 0.73% to 0.56% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 82 bps, lagging the 125 bps of steepening experienced in the U.S. Treasury curve.

After dislocating at the height of the pandemic, consistent municipal outperformance pushed municipal-to-Treasury ratios to all-time lows in February 2021. While the market corrected late in the period, ratios remain well below historical averages.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government is set to deliver another massive federal aid injection. Direct state and local government aid will provide additional support to own-source government tax receipts, which have outperformed the dire predictions made in early 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments face daunting financial challenges, the combination of new federal stimulus and vaccine distribution should augment economic activity and, consequently, bolster revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain, but the additional aid and the re-opening of the economy should bring better operating results in the second half of 2021. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. Again, however, the effective vaccine regimen and prospects for improved distribution suggest that a rebound in economic activity could reduce the number of potential defaults in riskier non-rated credits. While credit fundamentals are expected to improve noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty

The opinions expressed are those of BlackRock as of February 28, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of February 28, 2021	BlackRock Maryland Municipal Bond Trust (BZM)

Investment Objective

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BZM and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of BZM into MQY (the “Reorganization”). The Reorganization was approved by each fund’s shareholders on February 12, 2021 and is expected to be completed on April 19, 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2021 ($14.73)(a)	3.75%
Tax Equivalent Yield(b)	7.02%
Current Monthly Distribution per Common Share(c)	$0.0460
Current Annualized Distribution per Common Share(c)	$0.5520
Leverage as of February 28, 2021(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganization, the Trust declared a special distribution, which is payable on May 3, 2021. Other than this special distribution, the Trust will declare no further distributions prior to or following the Reorganization. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/21	08/31/20	Change	High	Low
Market Price	$14.73	$13.92	5.82%	$17.10	$13.79
Net Asset Value	15.17	15.13	0.26	15.54	14.89

Market Price and Net Asset Value History for the Past Five Years

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Trust Summary as of February 28, 2021 (continued)	BlackRock Maryland Municipal Bond Trust (BZM)

Performance

Returns for the six months ended February 28, 2021 were as follows:

	Returns Based On

	Market Price	NAV
BZM(a)(b)	7.77%	2.11%
Lipper Other States Municipal Debt Funds(c)	3.04	1.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)

The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV. (c) Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period, with income offsetting the effect of a modest increase in yields. After performing very well in the span from November 2020 to January 2021, the market fell sharply in February 2021 when concerns about higher inflation caused intermediate- and long-term U.S. Treasury yields to rise. However, tax-exempt bonds remained supported by the combination of an improving U.S. economy, strengthening municipal finances and robust investor demand. As a result, yield spreads relative to U.S. Treasuries declined.

The Trust’s positions in the development districts, health care and education sectors contributed to performance, as did its allocations to BBB rated and high yield debt. Holdings in longer-term bonds added value as well.

Given the increase in yields, income was a large driver of the Trust’s performance. (Prices and yields move in opposite directions.) The Trust’s use of leverage also helped results by augmenting income. The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at a lower yield compared to bonds that were issued when yields were higher.

The Trust’s cash position was above typical levels at the end of the period due to the Trust’s upcoming merger with BlackRock MuniYield Quality Fund, Inc. Given the market downturn in February 2021, the cash position contributed to Trust performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of February 28, 2021 (continued)	BlackRock Maryland Municipal Bond Trust (BZM)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/21	08/31/20

Health	26%	26%
County/City/Special District/School District	21	10
Education	15	15
Housing	12	14
Transportation	11	11
Utilities	10	10
State	3	3
Tobacco	2	1
Other	—	10
Corporate	—	—	(c)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	02/28/21		08/31/20

AAA/Aaa	7%		6%
AA/Aa	35		33
A	28		28
BBB/Baa	7		9
BB/Ba	4		2
C	—	(c)	1
N/R	19		21	(f)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	8%
2022	21
2023	2
2024	10
2025	10

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Trust’s total investments.

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Trust Summary as of February 28, 2021	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Investment Objective

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular U.S. federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from U.S. federal income taxes, including U.S. federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of MHE and the Board of Directors of BlackRock MuniYield Quality Fund, Inc. (MQY) each approved the reorganization of MHE into MQY (the “Reorganization”). The Reorganization was approved by each fund’s shareholders on February 12, 2021 and is expected to be completed on April 19, 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MHE
Initial Offering Date.	July 23, 1993
Yield on Closing Market Price as of February 28, 2021 ($13.95)(a)	3.70%
Tax Equivalent Yield(b)	6.83%
Current Monthly Distribution per Common Share(c)	$0.0430
Current Annualized Distribution per Common Share(c)	$0.5160
Leverage as of February 28, 2021(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganization, the Trust declared a special distribution, which is payable on May 3, 2021. Other than this special distribution, the Trust will declare no further distributions prior to or following the Reorganization. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/21	08/31/20	Change	High	Low
Market Price	$13.95	$13.24	5.36%	$15.79	$13.05
Net Asset Value	13.61	13.68	(0.51)	14.02	13.51

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	9

Trust Summary as of February 28, 2021 (continued)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Performance

Returns for the six months ended February 28, 2021 were as follows:

	Returns Based On
	Market Price	NAV
MHE(a)(b)	7.38%	1.39%
Lipper Other States Municipal Debt Funds(c)	3.04	1.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period, with income offsetting the effect of a modest increase in yields. After performing very well in the span from November 2020 to January 2021, the market fell sharply in February 2021 when concerns about higher inflation caused intermediate- and long-term U.S. Treasury yields to rise. However, tax-exempt bonds remained supported by the combination of an improving U.S. economy, strengthening municipal finances and robust investor demand. As a result, yield spreads relative to U.S. Treasuries declined.

The Trust’s positions in the education and health care sectors contributed to performance, as did its allocations to BBB rated and high yield debt. Positions in longer-term bonds added value as well.

Given the increase in yields, income was a large driver of the Trust’s performance. (Prices and yields move in opposite directions.) The Trust’s use of leverage also helped results by augmenting income. The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at a lower yield compared to bonds that were issued when yields were higher.

The Trust’s cash position was above typical levels at the end of the period due to the Trust’s upcoming merger with BlackRock MuniYield Quality Fund, Inc. Given the market downturn in February 2021, the cash position contributed to Trust performance

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of February 28, 2021 (continued)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/21		08/31/20
Education	39%		41%
State	27		25
Transportation	11		10
Health	10		10
Housing	6		6
County/City/Special District/School District	5		5
Tobacco	2		2
Utilities	—	(c)	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2021	9%
2022	16
2023	1
2024	1
2025	11

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	02/28/21		08/31/20
AAA/Aaa	3%		6%
AA/Aa	65		63
A	8		7
BBB/Baa	14		15
BB/Ba	1		—	(c)
C	—	(c)	1
N/R(f)	9		8

(a)	Excludes short-term securities.

(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 2%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	11

Trust Summary as of February 28, 2021	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Investment Objective

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Trust’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of February 28, 2021 ($13.87)(a)	4.72%
Tax Equivalent Yield(b)	9.37%
Current Monthly Distribution per Common Share(c)	$0.0545
Current Annualized Distribution per Common Share(c)	$0.6540
Leverage as of February 28, 2021(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/21	08/31/20	Change	High	Low
Market Price	$13.87	$13.79	0.58%	$14.27	$13.19
Net Asset Value	14.89	14.92	(0.20)	15.43	14.69

Market Price and Net Asset Value History for the Past Five Years

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2021 (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Performance

Returns for the six months ended February 28, 2021 were as follows:

	Returns Based On
	Market Price	NAV
MHN(a)(b)	2.95%	2.15%
Lipper New York Municipal Debt Funds(c)	4.65	1.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period, with income offsetting the effect of a modest increase in yields. After performing very well in the span from November 2020 to January 2021, the market fell sharply in February 2021 when concerns about higher inflation caused intermediate- and long-term U.S. Treasury yields to rise. However, tax-exempt bonds remained supported by the combination of an improving U.S. economy, strengthening municipal finances and robust investor demand. As a result, yield spreads relative to U.S. Treasuries declined.

Similar to the overall municipal market, New York has recovered from the depths of the initial pandemic sell-off due to various stimulus measures and credit facilities. In addition, New York issues generally began the period at historically inexpensive valuations. However, prices were slower to recover since New York experienced a greater impact from COVID-19. Yield spreads therefore finished February 2021 above their pre-pandemic levels.

The Trust’s allocation to high yield bonds, which significantly outpaced investment-grade issues, were the largest contributors to performance. Holdings in Puerto Rico, particularly sales tax bonds, were notable outperformers in the high yield space. Longer-term investment-grade issues were also key contributors thanks to their above-average income and declining yield spreads relative to U.S. Treasuries. The transportation sector, more specifically, was another leading contributor to returns. Some issuers—such as the Metropolitan Transportation Authority—benefited directly from aid, while others gained an indirect boost from aid and expectations for a reopening of the economy.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy contributed to results.

On the negative side, the Trust’s positions in very short-term, pre-refunded bonds failed to keep pace with the broader market, detracting from performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of February 28, 2021 (continued)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)(b)	02/28/21	08/31/20
Transportation	28%	28%
County/City/Special District/School District	20	20
Utilities	13	13
State	13	10
Education	10	11
Housing	8	8
Health	4	5
Corporate	2	2
Tobacco	2	1
Other	—	2

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(a)(c)	Percentage
2021	10%
2022	6
2023	13
2024	8
2025	7

CREDIT QUALITY ALLOCATION
Credit Rating(a)(d)	02/28/21		08/31/20
AAA/Aaa	11%		11%
AA/Aa	55		55
A	24		22
BBB/Baa	4		6
BB/Ba	1		1
B	—	(e)	—
N/R(f)	5		5

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Trust’s total investments.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2021	BlackRock New York Municipal Income Quality Trust (BSE)

Investment Objective

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its managed assets in municipal obligations exempt from U.S. federal income taxes (including the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment or, if unrated, are determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BSE and the Board of Trustees of BlackRock New York Municipal Income Trust (BNY) each approved the reorganization of BSE into BNY (the “Reorganization”). The Reorganization was approved by each fund’s shareholders on January 21, 2021 and is expected to be completed on April 12, 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BSE
Initial Offering Date.	October 31, 2002
Yield on Closing Market Price as of February 28, 2021 ($14.07)(a)	4.48%
Tax Equivalent Yield(b)	8.89%
Current Monthly Distribution per Common Share(c)	$0.0525
Current Annualized Distribution per Common Share(c)	$0.6300
Leverage as of February 28, 2021(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganization, the Trust declared a special distribution, which is payable on May 3, 2021. Other than this special distribution, the Trust will declare no further distributions prior to or following the Reorganization. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	02/28/21	08/31/20	Change	High	Low
Market Price	$14.07	$13.33	5.55%	$14.51	$12.74
Net Asset Value	14.80	14.97	(1.14)	15.29	14.71

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	15

Trust Summary as of February 28, 2021 (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Performance

Returns for the six months ended February 28, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BSE(a)(b)	7.98%	1.14%
Lipper New York Municipal Debt Funds(c)	4.65	1.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period, with income offsetting the effect of a modest increase in yields. After performing very well in the span from November 2020 to January 2021, the market fell sharply in February 2021 when concerns about higher inflation caused intermediate- and long-term U.S. Treasury yields to rise. However, tax-exempt bonds remained supported by the combination of an improving U.S. economy, strengthening municipal finances and robust investor demand. As a result, yield spreads relative to U.S. Treasuries declined.

Similar to the overall municipal market, New York has recovered from the depths of the initial pandemic sell-off due to various stimulus measures and credit facilities. In addition, New York issues generally began the period at historically inexpensive valuations. However, prices were slower to recover since New York experienced a greater impact from COVID-19. As a result, yield spreads finished February 2021 above their pre-pandemic levels.

Given the increase in yields, income was a large driver of the Trust’s performance. (Prices and yields move in opposite directions.) The Trust’s use of leverage also helped results by augmenting income. Positions in sectors that had been hardest hit by COVID-19, including the transportation, state tax-backed and education sectors, performed well following vaccine approvals and the resulting improvement in the economic outlook. Longer-dated holdings with maturities of 20 years and above added value, as well. Even though yields rose, the effect was offset by income and the compression of yield spreads.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2021 (continued)	BlackRock New York Municipal Income Quality Trust (BSE)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/21	08/31/20
County/City/Special District/School District	22%	20%
Transportation	20	20
Education	16	17
Utilities	15	15
State	15	13
Health	6	6
Housing	4	4
Tobacco	2	2
Corporate(c)	—	—
Other	—	3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2021	13%
2022	8
2023	11
2024	7
2025	7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	02/28/21	08/31/20
AAA/Aaa	12%	11%
AA/Aa	52	54
A	27	27
BBB/Baa	3	2
BB/Ba	1	—
N/R(f)	5	6

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	17

Trust Summary as of February 28, 2021	BlackRock New York Municipal Income Trust II (BFY)

Investment Objective

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BFY and the Board of Trustees of BlackRock New York Municipal Income Trust (BNY) each approved the reorganization of BFY into BNY (the “Reorganization”). The Reorganization was approved by each fund’s shareholders on January 21, 2021 and is expected to be completed on April 12, 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of February 28, 2021 ($14.79)(a)	4.91%
Tax Equivalent Yield(b)	9.75%
Current Monthly Distribution per Common Share(c)	$0.0605
Current Annualized Distribution per Common Share(c)	$0.7260
Leverage as of February 28, 2021(d)	43%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganization, the Trust declared a special distribution, which is payable on May 3, 2021. Other than this special distribution, the Trust will declare no further distributions prior to or following the Reorganization. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/21	08/31/20	Change	High	Low
Market Price	$14.79	$13.99	5.72%	$15.20	$13.54
Net Asset Value	15.38	15.39	(0.06)	15.93	15.12

Market Price and Net Asset Value History for the Past Five Years

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2021 (continued)	BlackRock New York Municipal Income Trust II (BFY)

Performance

Returns for the six months ended February 28, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BFY(a)(b)	8.38%	2.45%
Lipper New York Municipal Debt Funds(c)	4.65	1.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period, with income offsetting the effect of a modest increase in yields. After performing very well in the span from November 2020 to January 2021, the market fell sharply in February 2021 when concerns about higher inflation caused intermediate- and long-term U.S. Treasury yields to rise. However, tax-exempt bonds remained supported by the combination of an improving U.S. economy, strengthening municipal finances and robust investor demand. As a result, yield spreads relative to U.S. Treasuries declined.

Similar to the overall municipal market, New York has recovered from the depths of the initial pandemic sell-off due to various stimulus measures and credit facilities. In addition, New York issues generally began the period at historically inexpensive valuations. However, prices were slower to recover since New York experienced a greater impact from COVID-19. As a result, yield spreads finished February 2021 above their pre-pandemic levels.

Given the increase in yields, income was a large driver of the Trust’s performance. (Prices and yields move in opposite directions.) The Trust’s use of leverage also helped results by augmenting income. Positions in sectors that had been hardest hit by COVID-19, including transportation, state tax-backed and local tax-backed issues, performed well following vaccine approvals and the resulting improvement in the economic outlook. Longer-dated holdings with maturities of 20 years and above added value, as well. Even though yields rose, the effect was offset by income and the compression of yield spreads.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	19

Trust Summary as of February 28, 2021 (continued)	BlackRock New York Municipal Income Trust II (BFY)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)(b)	02/28/21	08/31/20
Transportation	23%	25%
County/City/Special District/School District	22	20
Utilities	14	13
State	14	12
Education	11	14
Health	5	6
Housing	5	5
Corporate	3	3
Tobacco	3	2
Other	—	—	(c)

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(a)(d)	Percentage
2021	12%
2022	8
2023	13
2024	7
2025	4

CREDIT QUALITY ALLOCATION
Credit Rating(a)(e)	02/28/21	08/31/20
AAA/Aaa	8%	7%
AA/Aa	51	53
A	26	24
BBB/Baa	5	5
BB/Ba	1	1
B	1	1
C	1	1
N/R(f)	7	8

(a)	Excludes short-term securities.

(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 2%, respectively, of the Trust’s total investments.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2021	BlackRock Virginia Municipal Bond Trust (BHV)

Investment Objective

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2021 ($16.15)(a)	3.38%
Tax Equivalent Yield(b)	6.32%
Current Monthly Distribution per Common Share(c)	$0.0455
Current Annualized Distribution per Common Share(c)	$0.5460
Leverage as of February 28, 2021(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/21	08/31/20	Change	High	Low
Market Price	$16.15	$16.09	0.37%	$17.49	$15.79
Net Asset Value	15.40	15.38	0.13	15.95	15.14

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	21

Trust Summary as of February 28, 2021 (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

Performance

Returns for the six months ended February 28, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BHV(a)(b)	2.12%	1.88%
Lipper Other States Municipal Debt Funds(c)	3.04	1.81

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period, with income offsetting the effect of a modest increase in yields. After performing very well in the span from November 2020 to January 2021, the market fell sharply in February 2021 when concerns about higher inflation caused intermediate- and long-term U.S. Treasury yields to rise. However, tax-exempt bonds remained supported by the combination of an improving U.S. economy, strengthening municipal finances and robust investor demand. As a result, yield spreads relative to U.S. Treasuries declined.

Virginia’s municipal market lagged the national indexes somewhat, largely due to its shorter average duration (Interest-rate sensitivity) and higher credit quality. The scarcity of available debt has kept valuations very tight across all credit spectrums in the state.

The Trust’s positions in the health care and tobacco sectors contributed to performance, as did its allocations to BBB rated and high yield debt. Holdings in longer-term bonds added value as well.

Given the increase in yields, income was a large driver of the Trust’s performance. (Prices and yields move in opposite directions.) The Trust’s use of leverage also helped results by augmenting income. The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at a lower yield compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2021 (continued)	BlackRock Virginia Municipal Bond Trust (BHV)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)(b)	02/28/21		08/31/20
Transportation	31%		32%
Health	20		19
Education	11		11
Housing	10		10
County/City/Special District/School District	9		6
Utilities	8		8
Tobacco	7		6
State	4		4
Corporate	—	(c)	—
Other	—		4

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(a)(d)	Percentage
2021	13%
2022	13
2023	6
2024	4
2025	1

CREDIT QUALITY ALLOCATION
Credit Rating(a)(e)	02/28/21		08/31/20
AAA/Aaa	11%		11%
AA/Aa	46		47
A	9		9
BBB/Baa	6		6
BB/Ba	—	(c)	—
B	4		4
C	1		1
N/R(f)	23		22

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 5% and 5%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	23

Schedule of Investments (unaudited) February 28, 2021	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 1.6%

Tobacco — 1.6%
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	$500	$517,335

Maryland — 124.7%

County/City/Special District/School District — 25.5%
Anne Arundel County Consolidated Special Taxing District, ST, 5.25%, 07/01/44	250	254,893
Anne Arundel County Consolidated, Special Taxing District, Refunding ST, 5.00%, 07/01/32	500	552,340
City of Baltimore Maryland, Refunding RB 5.00%, 09/01/46	750	766,117
Series A, 5.00%, 09/01/38	250	263,983
City of Baltimore Maryland, TA(a)
Series B, 3.70%, 06/01/39	200	200,596
Series B, 3.88%, 06/01/46	300	300,246
County of Anne Arundel Maryland, GO, 5.00%, 10/01/43 .	1,745	2,135,915
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(a)	245	277,269
County of Howard Maryland, TA 6.10%, 02/15/44	250	245,595
Series A, 4.50%, 02/15/47(a)	500	508,985
County of Prince George’s Maryland, ARB, 5.20%, 07/01/34	1,227	1,227,896
County of Prince George’s Maryland, TA, 5.25%, 07/01/48(a)	300	319,758
Washington Suburban Sanitary Commission, RB,
Second Series, (GTD), 4.00%, 06/01/41	875	988,041

		8,041,634

Education — 22.8%
County of Anne Arundel Maryland, Refunding RB, 3.25%, 09/01/28	360	374,080
Maryland Economic Development Corp., Refunding RB 5.00%, 07/01/37	500	501,480
5.00%, 07/01/39	500	532,385
(AGM), 5.00%, 06/01/43	1,350	1,521,409
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 06/01/29	500	524,835
Series A, 4.00%, 07/01/22(b)	10	10,513
Series A, 5.00%, 07/01/22(b)	1,000	1,064,550
Series A, 5.00%, 10/01/22(b)	900	969,030
Series A, 5.00%, 07/01/34	1,000	1,050,700
Series A, 5.00%, 10/01/49	530	638,194

		7,187,176

Health — 39.4%
County of Baltimore Maryland, Refunding RB, 4.00%, 01/01/50	500	540,675
County of Montgomery Maryland, RB 4.00%, 12/01/44	750	803,280
Series 2016, 5.00%, 12/01/45	750	874,020
County of Montgomery Maryland, Refunding RB, 5.00%, 12/01/21(b)	1,000	1,036,480
Maryland Health & Higher Educational Facilities Authority, RB 4.00%, 07/01/48	300	329,310
Series 2017, 5.00%, 12/01/46	250	294,860

Security	Par (000)	Value

Health (continued)
Maryland Health & Higher Educational Facilities Authority, RB (continued)
Series A, 5.00%, 05/15/42.	$160	$189,531
Series B, 5.00%, 11/15/21(b)	1,000	1,034,310
Series B, 4.00%, 04/15/45	250	283,495
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/24(b)	700	808,633
5.00%, 07/01/34	510	618,202
5.00%, 07/01/35	200	233,822
4.00%, 07/01/39	100	106,808
5.00%, 07/01/40	1,000	1,126,320
4.00%, 07/01/41	500	541,790
5.00%, 08/15/42	1,000	1,137,340
4.13%, 07/01/47	500	535,510
Series A, 4.00%, 07/01/22(b)	1,250	1,314,087
Series A, 5.00%, 01/01/28	100	115,004
Series A, 5.00%, 01/01/45	500	537,750

		12,461,227

Housing — 18.6%
Howard County Housing Commission, RB, M/F Housing 5.00%, 12/01/42	500	584,780
4.00%, 06/01/46	500	545,825
Series A, 5.00%, 06/01/44	550	589,380
Maryland Community Development Administration, RB, M/F Housing
Series A, 4.05%, 07/01/42	1,220	1,239,654
Series D, 3.70%, 07/01/35	500	529,350
Maryland Community Development Administration, RB, S/F Housing, Series A, 3.85%, 09/01/42	295	323,639
Maryland Community Development Administration, Refunding RB, Series D, 3.25%, 09/01/50	500	547,890
Maryland Community Development Administration, Refunding RB, S/F Housing
Series A, 4.10%, 09/01/38.	65	65,061
Series B, 3.35%, 09/01/42	1,000	1,064,550
Montgomery County Housing Opportunities Commission, Refunding RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39	380	394,607

		5,884,736

Transportation — 9.0%
Maryland Economic Development Corp., RB, AMT, 5.00%, 06/01/49	250	273,857
Maryland Economic Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	100	112,935
Maryland State Transportation Authority, RB, AMT, 4.00%, 06/01/29	1,925	2,004,406
Maryland State Transportation Authority, Refunding RB, AMT, 5.00%, 03/01/22(b)	445	465,813

		2,857,011

Utilities — 9.4%
City of Baltimore Maryland, RB
Series A, 5.00%, 01/01/24(b)	1,000	1,133,350
Series A, 5.00%, 07/01/41	100	118,186

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of Baltimore Maryland, RB (continued)
Series A, 5.00%, 07/01/46.	$495	$581,368
Series C, 5.00%, 01/01/24(b)	1,000	1,133,350

		2,966,254

Total Municipal Bonds in Maryland		39,398,038

Puerto Rico — 5.7%

State — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	107	116,283
Series A-1, Restructured, 5.00%, 07/01/58	629	693,183
Series A-2, Restructured, 4.33%, 07/01/40	375	399,049
Series A-2, Restructured, 4.78%, 07/01/58	157	172,407

		1,380,922

Tobacco — 0.6%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	200	202,238

Utilities — 0.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, Senior Lien, 5.00%, 07/01/33	200	209,178

Total Municipal Bonds in Puerto Rico		1,792,338

Total Municipal Bonds — 132.0% (Cost: $39,443,787)		41,707,711

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

District of Columbia — 7.7%

Transportation — 7.7%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	2,045	2,445,530

Maryland — 10.3%

County/City/Special District/School District — 5.6%
Maryland Stadium Authority, RB, 5.00%, 05/01/42	1,500	1,753,320

Utilities — 4.7%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	1,269	1,498,066

Total Municipal Bonds in Maryland		3,251,386

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.0% (Cost: $5,301,283)		5,696,916

Total Long-Term Investments — 150.0% (Cost: $44,745,070)		47,404,627

Security	Shares	Value

Short-Term Securities

Money Market Funds — 9.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(d)(e)	2,906,511	$2,906,801

Total Short-Term Securities — 9.2% (Cost: $2,907,007)		2,906,801

Total Investments — 159.2% (Cost: $47,652,077)		50,311,428

Other Assets Less Liabilities — 0.8%		237,309

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.5)%		(2,999,965)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.5)%		(15,945,196)

Net Assets Applicable to Common Shares — 100.0%		$31,603,576

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Maryland Municipal Bond Trust (BZM)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended February 28, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/21	Shares Held at 02/28/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$649,217	$2,257,814	(a)	$—	$(24)	$ (206)	$2,906,801	2,906,511	$75	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
U.S. 10 Year Note	8	06/21/21	$1,066	$8,053
U.S. Long Bond	3	06/21/21	483	1,753

				$9,806

Derivative Financial Instruments Categorized by Risk Exposure

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$9,806	$—	$9,806

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended February 28, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$52,005	$—	$52,005

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$9,806	$—	$9,806

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short.	$774,313

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Maryland Municipal Bond Trust (BZM)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$41,707,711	$—	$41,707,711
Municipal Bonds Transferred to Tender Option Bond Trusts	—	5,696,916	—	5,696,916
Short-Term Securities
Money Market Funds	2,906,801	—	—	2,906,801

	$2,906,801	$47,404,627	$—	$50,311,428

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$9,806	$—	$—	$9,806

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$ (2,999,064)	$—	$(2,999,064)
VRDP Shares at Liquidation Value	—	(16,000,000)	—	(16,000,000)

	$—	$ (18,999,064)	$—	$(18,999,064)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) February 28, 2021	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 1.7%

Tobacco — 1.7%
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	$535	$553,548

Massachusetts — 122.7%

County/City/Special District/School District — 8.1%
City of Holyoke Massachusetts, Refunding GO, (SAW), 5.00%, 09/01/26	1,000	1,071,220
Commonwealth of Massachusetts Transportation Fund Revenue, Refunding RB, Series A, 5.00%, 06/01/21(a) .	500	505,995
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(a)	1,000	1,030,040

		2,607,255

Education — 53.6%
Massachusetts Development Finance Agency, RB 5.00%, 10/01/46	500	540,645
5.00%, 07/01/47	550	621,263
5.00%, 10/01/48	200	207,538
Series A, 5.25%, 01/01/42	500	584,865
Series A, (AMBAC), 5.75%, 01/01/42	650	994,688
Series A, 5.00%, 01/01/47	1,000	1,138,410
Series B, 5.00%, 07/01/21(a)	500	508,015
Series J, 5.00%, 07/01/42	1,950	2,063,275
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/37	150	169,535
4.00%, 07/01/39	500	533,150
5.00%, 04/15/40	1,000	1,092,910
5.00%, 09/01/43	500	582,150
4.00%, 07/01/44	250	282,598
Series P, 5.45%, 05/15/59	1,500	1,931,895
Massachusetts Educational Financing Authority, RB, AMT, 5.00%, 01/01/27	1,000	1,144,690
Massachusetts Educational Financing Authority, Refunding RB, AMT, 3.50%, 07/01/33	145	147,487
Massachusetts Health & Educational Facilities Authority, Refunding RB
Series M, 5.50%, 02/15/27	1,000	1,258,210
Series T-2, 5.00%, 10/01/32	500	535,515
Massachusetts State College Building Authority, Refunding RB, Series B, (AGC SAP), 5.50%, 05/01/39	825	1,206,769
University of Massachusetts Building Authority, RB, Series 1, 5.00%, 11/01/22(a)	500	539,750
University of Massachusetts Building Authority, Refunding RB, Series 1, Senior Lien, 5.00%, 11/01/50 ..	1,000	1,237,060

		17,320,418

Health — 13.2%
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/21(a)	1,000	1,016,030
4.13%, 10/01/42(b)	550	590,958
4.00%, 12/01/42	485	516,598
5.00%, 12/01/42	525	588,336

Security	Par (000)	Value

Health (continued)
Massachusetts Development Finance Agency, Refunding RB (continued)
Series A, 5.00%, 06/01/39.	$250	$303,807
Series A, 5.00%, 07/01/44.	250	294,778
Series A, 4.00%, 06/01/49	250	276,143
Series A-2, 4.00%, 07/01/41	100	116,408
Series E, 4.00%, 07/01/38	500	544,540

		4,247,598

Housing — 9.4%
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, (FHA INS), 5.25%, 12/01/35	185	185,361
Series A, 3.80%, 12/01/43	500	533,700
Series C-1, 3.15%, 12/01/49	1,000	1,022,630
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	485	517,243
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 214, (FHLMC/FNMA/GNMA), 2.95%, 12/01/44	750	773,895

		3,032,829

State — 22.5%
Commonwealth of Massachusetts, GO
Series C, 5.00%, 07/01/45	1,000	1,158,870
Series G, 4.00%, 09/01/42	1,000	1,120,340
Massachusetts Bay Transportation Authority, Refunding RB
Series A, 5.25%, 07/01/29	730	969,615
Sub-Series A-2, 5.00%, 07/01/45	2,100	2,523,717
Massachusetts School Building Authority, RB
Series A, 5.00%, 05/15/23(a)	500	552,040
Series A, 5.00%, 08/15/45	750	952,658

		7,277,240

Transportation — 15.9%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue, RB, Series A, 5.00%, 06/15/22(a)	1,000	1,061,860
Massachusetts Port Authority, RB
Series A, AMT, 5.00%, 07/01/22(a)	1,000	1,061,410
Series B, AMT, 5.00%, 07/01/45	1,750	1,990,887
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	1,000	1,015,580

		5,129,737

Total Municipal Bonds in Massachusetts		39,615,077

Puerto Rico — 7.0%

State — 5.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	113	122,804
Series A-1, Restructured, 5.00%, 07/01/58	747	823,224
Series A-2, Restructured, 4.33%, 07/01/40	150	159,619
Series A-2, Restructured, 4.54%, 07/01/53	500	537,145
Series A-2, Restructured, 4.78%, 07/01/58	168	184,486

		1,827,278

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco — 0.7%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	$215 $	217,406

Utilities — 0.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	115	120,277
Series A, Senior Lien, 5.13%, 07/01/37	75	78,462

		198,739

Total Municipal Bonds in Puerto Rico.		2,243,423

Total Municipal Bonds — 131.4% (Cost: $38,817,425)		42,412,048

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

Massachusetts — 15.6%

Education — 3.2%
Massachusetts Development Finance Agency, RB, 4.00%, 09/01/49	1,000	1,022,290

Health — 1.5%
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/35	430	500,804

State — 10.9%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,001	1,124,153
Massachusetts School Building Authority, RB, Series B, 5.00%, 11/15/46(d)	2,000	2,381,380

		3,505,533

Total Municipal Bonds in Massachusetts		5,028,627

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.6%
(Cost: $4,725,688)		5,028,627

Total Long-Term Investments — 147.0% (Cost: $43,543,113)		47,440,675

Security	Shares	Value

Short-Term Securities

Money Market Funds — 18.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(e)(f)	5,887,568	$5,888,157

Total Short-Term Securities — 18.2% (Cost: $ 5,888,668)		5,888,157

Total Investments — 165.2% (Cost: $ 49,431,781)		53,328,832

Other Assets Less Liabilities — 0.9%		271,906

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.2)%		(2,967,181)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (56.9)%		(18,353,891)

Net Assets Applicable to Common Shares — 100.0%		$32,279,666

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on November 15, 2024, is $1,551,389. See Note 4 of the Notes to Financial Statements for details.

(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended February 28, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/21	Shares Held at 02/28/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$3,103,807	$2,784,947	(a)	$—	$(19)	$(578)	$5,888,157	5,887,568	$225	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited)(continued) February 28, 2021	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. 10 Year Note	8	06/21/21	$1,066	$8,053
U.S. Long Bond	3	06/21/21	483	1,753

				$9,806

Derivative Financial Instruments Categorized by Risk Exposure

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$9,806	$—	$9,806

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended February 28, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$51,189	$—	$51,189

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$9,806	$—	$9,806

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$774,313

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$42,412,048	$—	$42,412,048
Municipal Bonds Transferred to Tender Option Bond Trusts	—	5,028,627	—	5,028,627
Short-Term Securities
Money Market Funds	5,888,157	—	—	5,888,157

	$5,888,157	$47,440,675	$—	$53,328,832

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$9,806	$—	$—	$9,806

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(2,965,857)	$—	$(2,965,857)
VRDP Shares at Liquidation Value	—	(18,500,000)	—	(18,500,000)

	$—	$(21,465,857)	$—	$(21,465,857)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) February 28, 2021	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.2%

Utilities — 0.2%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$525	$619,594

New York — 133.4%

Corporate — 3.3%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	8,445	11,802,479
New York State Environmental Facilities Corp., RB,
AMT, 2.75%, 09/01/50(a)	970	990,060
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	525	646,679
AMT, 5.00%, 10/01/40	1,485	1,798,483

		15,237,701

County/City/Special District/School District — 30.9%
City of New York, GO
Series A-1, 5.00%, 08/01/21(b)	2,350	2,397,423
Sub-Series D-1, 5.00%, 10/01/21(b)	1,405	1,444,762
Sub-Series D-1, 5.00%, 08/01/31	945	1,042,997
Sub-Series D-1, 5.00%, 10/01/33	2,770	2,843,682
Sub-Series F-1, 5.00%, 04/01/43	4,550	5,396,937
City of New York, Refunding GO
Series E, 5.00%, 02/01/23(b)	2,000	2,183,640
Series E, 5.50%, 08/01/25	2,710	3,038,831
Series E, 5.00%, 08/01/32	2,000	2,207,480
Series I, 5.00%, 08/01/22(b)	490	523,506
City of Yonkers New York, GO
Series B, (AGM SAW), 4.00%, 02/15/36	170	200,216
Series B, (AGM SAW), 4.00%, 02/15/37	275	322,671
Series B, (AGM SAW), 4.00%, 02/15/38	295	344,855
Series B, (AGM SAW), 3.00%, 02/15/39	275	290,389
County of Nassau New York, GO
Series A, 5.00%, 01/15/31	1,400	1,691,438
Series B, (AGM), 5.00%, 07/01/45	1,815	2,189,507
County of Nassau New York, Refunding GO, Series C, 5.00%, 10/01/31	1,980	2,408,967
Erie County Industrial Development Agency, RB, Series A, (SAW), 5.25%, 05/01/31	1,000	1,007,940
Erie County Industrial Development Agency, Refunding
RB, Series A, (SAW), 5.00%, 05/01/28	1,685	2,002,960
Metropolitan Transportation Authority, Refunding RB
Sub-Series B-1, 5.00%, 11/15/31	4,000	4,456,520
Sub-Series B-2, 4.00%, 11/15/34	2,500	2,849,875
New York City Industrial Development Agency, RB
(AMBAC), 5.00%, 01/01/31	3,500	3,506,160
(AMBAC), 5.00%, 01/01/36	6,150	6,160,824
(AGC), 6.38%, 01/01/39	800	801,720
(AGC), 0.00%, 03/01/39(c)	1,380	816,173
New York City Industrial Development Agency, Refunding RB
(AGM), 3.00%, 01/01/46	2,160	2,225,513
3.00%, 03/01/49	1,830	1,830,567
Series A, AMT, 5.00%, 07/01/28	820	861,894
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 11/01/38	950	1,054,367
Series A-2, 5.00%, 08/01/38	3,440	4,113,449
Sub-Series A-1, 5.00%, 08/01/40	860	1,033,531

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (continued)
Sub-Series A-3, 4.00%, 08/01/43	$2,790	$3,059,374
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,382,786
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,916,359
Sub-Series B-1, 5.00%, 11/01/38	1,455	1,695,512
Sub-Series E-1, 5.00%, 02/01/39	2,730	3,239,554
Sub-Series E-1, 5.00%, 02/01/43	2,510	2,966,619
Sub-Series F-1, 5.00%, 05/01/42	8,825	10,414,029
New York Convention Center Development Corp., RB, CAB(c)
Series B, Sub Lien, 0.00%, 11/15/32	565	401,969
Series B, Sub Lien, 0.00%, 11/15/42	2,185	1,032,697
Series B, Sub Lien, 0.00%, 11/15/47	5,600	2,058,840
Series B, Sub Lien, 0.00%, 11/15/48	2,665	972,992
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55	2,485	787,397
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	3,765	1,151,036
New York Convention Center Development Corp., Refunding RB 5.00%, 11/15/40	6,150	6,925,084
5.00%, 11/15/45	12,215	13,658,813
New York Liberty Development Corp., Refunding RB 5.00%, 11/15/31	1,710	1,761,557
5.00%, 11/15/44	4,000	4,110,640
5.75%, 11/15/51	1,755	1,811,195
Class 1, 4.00%, 09/15/35	885	917,010
Class 2, 5.00%, 09/15/43	3,430	3,580,954
Series 1, Class 1, 5.00%, 11/15/44(d)	5,075	5,492,368
New York State Dormitory Authority, RB(b)
Series A, 5.00%, 07/01/21	1,500	1,524,195
Series A, 5.00%, 02/15/23	4,995	5,462,702
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 07/01/22(b)	1,490	1,586,090
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	2,840	3,165,123

		143,323,689

Education — 14.5%
Albany Capital Resource Corp., Refunding RB
Series A, 5.00%, 12/01/30	250	274,020
Series A, 5.00%, 12/01/32	100	107,518
Series A, 4.00%, 12/01/34	110	112,085
Buffalo & Erie County Industrial Land Development
Corp., Refunding RB, 5.38%, 04/01/21(b)	1,000	1,004,230
Build NYC Resource Corp., Refunding RB 4.00%, 08/01/42	525	565,661
5.00%, 08/01/47	505	571,185
Series A, 5.00%, 06/01/43	450	498,996
Dobbs Ferry Local Development Corp., RB, 5.00%, 07/01/39	750	849,360
Dutchess County Local Development Corp., RB 5.00%, 07/01/43	570	695,987
5.00%, 07/01/48	855	1,021,109
Dutchess County Local Development Corp., Refunding RB 5.00%, 07/01/42	985	1,180,789
4.00%, 07/01/46	1,865	2,049,878
Hempstead Town Local Development Corp.,
Refunding RB, 5.00%, 07/01/47	1,030	1,226,133
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	685	793,696

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Madison County Capital Resource Corp., RB (continued)
Series B, 5.00%, 07/01/43	$2,480	$2,862,515
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(b)	1,240	1,377,342
Series A, 4.00%, 07/01/39	350	386,029
Series A, 4.00%, 07/01/50	1,035	1,170,275
New York State Dormitory Authority, RB
(AGM), 5.75%, 05/01/21(b)	1,770	1,786,319
1st Series, (AMBAC), 5.50%, 07/01/40	3,500	5,132,610
Series A, 5.00%, 07/01/21(b)	175	177,807
Series A, 5.50%, 07/01/21(b)	1,375	1,399,324
Series B, 5.00%, 07/01/22(b)	3,000	3,193,290
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/44	1,900	2,140,996
Series A, 5.00%, 07/01/22(b)	7,180	7,642,984
Series A, 5.25%, 07/01/23(b)	11,190	12,494,418
Series A, 5.00%, 07/01/35	1,030	1,183,110
Series A, 4.00%, 07/01/37	510	562,392
Series A, 5.00%, 07/01/37	2,005	2,339,494
Series A, 5.00%, 07/01/43	1,520	1,747,346
Series A, 5.00%, 07/01/46	1,540	1,816,800
Onondaga County Trust for Cultural Resources, RB, 5.00%, 12/01/21(b)	2,235	2,316,354
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	715	749,284
Series A, 5.00%, 07/01/42	445	465,230
St Lawrence County Industrial Development Agency,
RB, 6.00%, 09/01/34	300	307,275
St. Lawrence County Industrial Development Agency,
RB, 5.38%, 09/01/41	125	127,499
Troy Capital Resource Corp., Refunding RB, 4.00%, 09/01/40	820	916,448
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	1,775	2,011,927
Series A, 5.00%, 07/01/41	750	843,285
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	320	356,342
Series A, 5.00%, 10/15/50	540	587,282

		67,044,624

Health — 7.2%
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	4,595	4,923,726
Monroe County Industrial Development Corp. Refunding RB, 3.00%, 12/01/40	1,010	1,054,561
Monroe County Industrial Development Corp., RB 4.00%, 12/01/41	545	589,685
5.00%, 12/01/46	800	913,880
Monroe County Industrial Development Corp., Refunding RB 4.00%, 12/01/46	2,415	2,710,379
Series A, 5.00%, 12/01/37	1,180	1,259,792
New York State Dormitory Authority, RB
Series C, 4.25%, 05/01/39	1,000	1,040,980
Series D, 4.25%, 05/01/39	685	713,071
New York State Dormitory Authority, Refunding RB 4.00%, 07/01/45	675	738,828

Security	Par (000)	Value

Health (continued)
New York State Dormitory Authority, Refunding RB (continued)
1st Series, 5.00%, 07/01/42.	$2,200	$2,656,588
Series A, 5.00%, 05/01/21(b)	2,000	2,016,000
Series A, 5.25%, 05/01/21(b)	7,375	7,437,024
Series A, 5.00%, 05/01/32	2,645	3,085,260
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	2,315	2,397,692
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	460	521,681
Westchester County Healthcare Corp., Refunding RB,
Series A, Senior Lien, 5.00%, 11/01/21(b)	1,340	1,383,349

		33,442,496

Housing — 9.9%
New York City Housing Development Corp., RB,
Series I-1, (FHA 542 (C)), 2.55%, 11/01/45	3,180	3,152,207
New York City Housing Development Corp., RB, M/F
Housing 4.00%, 11/01/43	640	686,144
Series A, 2.90%, 11/01/50	2,725	2,749,416
Series B-1, 5.25%, 07/01/32	6,505	7,098,906
Series B-1, 5.00%, 07/01/33	1,375	1,492,288
Series D-1-B, 4.20%, 11/01/40	450	473,346
Series G-1, 3.90%, 05/01/45	450	464,792
Series H, 2.55%, 11/01/45	1,055	1,033,932
Series H, 2.60%, 11/01/50	1,810	1,751,084
Series I-1-A, 3.95%, 11/01/36	450	481,901
Series I-1-A, 4.05%, 11/01/41	450	482,022
Series J, 3.05%, 11/01/49	595	609,548
New York City Housing Development Corp., Refunding
RB, Series F-1-A, 3.30%, 11/01/46	460	473,303
New York City Housing Development Corp., Refunding
RB, M/F Housing
Series B-1-A, 3.65%, 11/01/49	1,040	1,091,802
Series B-1-A, 3.75%, 11/01/54	1,435	1,512,490
Series D-1-B, (FHA 542 (C)), 2.50%, 11/01/55	2,270	2,141,087
New York State Housing Finance Agency, RB,
Series M-1, (SONYMA FHA 542(C)), 2.65%, 11/01/54	1,635	1,583,007
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC,FNMA,GNMA,SONYMA), 4.00%, 11/01/42	845	903,820
Series C, (FHLMC,FNMA,GNMA,SONYMA), 3.38%, 11/01/49	170	175,668
Series D, (SONYMA), 3.80%, 11/01/49	1,700	1,806,301
Series E, (SONYMA), 3.80%, 11/01/49	945	1,002,768
Series H, 4.15%, 11/01/43	1,375	1,497,609
Series H, 4.20%, 11/01/48	905	981,092
Series P, 3.15%, 11/01/54	1,100	1,121,417
Series A, AMT, 4.65%, 11/15/38	1,000	1,001,370
State of New York Mortgage Agency, RB, S/F Housing,
Series 225, 2.45%, 10/01/45	400	389,304
State of New York Mortgage Agency, Refunding RB
Series 218, AMT, 3.60%, 04/01/33	905	971,318
Series 218, AMT, 3.85%, 04/01/38	300	322,227
State of New York Mortgage Agency, Refunding RB, S/F Housing
Series 190, 3.80%, 10/01/40	2,880	2,997,014

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
State of New York Mortgage Agency, Refunding RB, S/F Housing (continued)
Series 194, AMT, 3.80%, 04/01/28	$3,140	$3,335,905
Yonkers Industrial Development Corp., RB, AMT, (SONYMA), 5.25%, 04/01/37	2,000	2,005,800

		45,788,888

State — 10.3%
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	5,045	5,758,262
New York State Dormitory Authority, RB
Series 2015B-C, 5.00%, 03/15/37	1,500	1,774,395
Series A, 5.00%, 03/15/41	7,125	8,535,322
Series A, 5.00%, 02/15/42	7,500	8,781,675
Series B, 5.00%, 03/15/37	3,000	3,139,890
Series B, 5.00%, 03/15/38	1,000	1,200,730
Series B, 5.00%, 03/15/39	1,465	1,759,187
Series B, 5.00%, 03/15/42	4,600	4,807,506
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/46	3,600	4,063,500
Series C, 5.00%, 03/15/38	100	122,454
Series E, 5.00%, 03/15/41	2,800	3,451,924
New York State Urban Development Corp., RB, Series C, 5.00%, 03/15/32	2,000	2,182,080
Sales Tax Asset Receivable Corp., Refunding RB,
Series A, 4.00%, 10/15/32	2,070	2,300,515

		47,877,440

Tobacco — 2.6%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	1,875	1,927,088
5.00%, 06/01/48	680	695,490
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,010	2,134,439
Series A-2-B, 5.00%, 06/01/51	765	797,773
Series B, 5.00%, 06/01/41	575	666,069
Niagara Tobacco Asset Securitization Corp., Refunding RB 5.25%, 05/15/34	1,495	1,545,187
5.25%, 05/15/40	1,500	1,536,945
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/35	260	314,683
Westchester Tobacco Asset Securitization Corp.,
Refunding RB, Sub-Series C, 4.00%, 06/01/42	2,350	2,521,667

		12,139,341

Transportation — 37.4%
Buffalo & Fort Erie Public Bridge Authority, RB 5.00%, 01/01/42	1,565	1,856,919
5.00%, 01/01/47	750	876,863
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	2,285	2,690,496
Series A, 5.00%, 02/15/42	5,975	7,014,232
Series A, 4.00%, 02/15/44	2,230	2,444,861
Metropolitan Transportation Authority, RB
Series A, 5.00%, 11/15/21(b)	1,000	1,034,240
Series A, 5.00%, 05/15/23(b)	3,000	3,315,060
Series A, 5.00%, 11/15/42	3,500	4,139,170
Series A-1, 5.25%, 11/15/23(b)	3,240	3,674,128
Series B, 5.25%, 11/15/44	1,000	1,107,980

Security	Par (000)	Value

Transportation (continued)
Metropolitan Transportation Authority, RB (continued)
Series D, 5.25%, 11/15/21(b)	$2,000	$2,072,000
Series E, 5.00%, 11/15/38	8,750	9,531,287
Sub-Series B-3, 5.00%, 11/15/23(b)	1,000	1,127,260
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	1,000	1,061,490
Series A, (AGM), 4.00%, 11/15/46	855	949,443
Series A1, 5.00%, 11/15/37	1,500	1,746,465
Series C-1, 4.75%, 11/15/45	1,505	1,737,372
Series C-1, 5.00%, 11/15/56	1,920	2,147,078
Series D, 5.00%, 11/15/30	885	942,454
Sub-Series B-1, 5.00%, 11/15/51	2,360	2,720,868
Sub-Series C-1, 5.00%, 11/15/34	1,845	2,148,097
MTA Hudson Rail Yards Trust Obligations, Refunding
RB, Series A, 5.00%, 11/15/56	5,410	5,866,983
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	11,500	11,922,050
New York State Thruway Authority, RB
Series A, Junior Lien, 5.00%, 01/01/41	1,770	2,067,732
Series A, Junior Lien, 5.25%, 01/01/56	1,080	1,267,272
Series B, Subordinate, 4.00%, 01/01/53	815	913,183
New York State Thruway Authority, Refunding RB
Series I, 5.00%, 01/01/22(b)	8,040	8,365,368
Series J, 5.00%, 01/01/41	5,000	5,574,400
Series K, 5.00%, 01/01/29	1,750	2,030,000
Series K, 5.00%, 01/01/31	1,000	1,158,310
Series L, 5.00%, 01/01/35	810	995,158
New York Transportation Development Corp.
Refunding RB 5.00%, 12/01/32	1,550	1,963,246
5.00%, 12/01/33	1,350	1,705,104
5.00%, 12/01/36	2,125	2,664,261
New York Transportation Development Corp., ARB
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,250	1,329,250
Series A, AMT, 5.00%, 07/01/41	1,805	2,019,524
Series A, AMT, 5.00%, 07/01/46	1,885	2,100,964
Series A, AMT, 5.25%, 01/01/50	11,605	13,044,252
New York Transportation Development Corp., Refunding RB
Series A, Class A, AMT, 4.00%, 12/01/41	225	250,175
Series A, Class A, AMT, 4.00%, 12/01/42	225	250,097
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/34	100	117,799
AMT, 5.00%, 04/01/35	90	105,619
AMT, 5.00%, 04/01/36	95	111,048
AMT, 5.00%, 04/01/37	110	128,074
AMT, 5.00%, 04/01/38	55	63,891
AMT, 5.00%, 04/01/39	80	92,673
Port Authority of New York & New Jersey, ARB, Consolidated, 220th Series, AMT, 4.00%, 11/01/59	4,905	5,384,464
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 183th Series, 4.00%, 06/15/44	1,500	1,605,465
Series 179, 5.00%, 12/01/38	1,390	1,553,589
178th Series, AMT, 5.00%, 12/01/43	750	830,768
195th Series, AMT, 5.00%, 04/01/36	1,400	1,650,558
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	285	296,266
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	2,375	2,808,580
Series 178th, AMT, 5.00%, 12/01/33	1,000	1,114,590

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
Port Authority of New York & New Jersey, Refunding RB, Series 211th, 4.00%, 09/01/43	$5,000	$5,730,050
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	950	1,069,235
Series B, 5.00%, 11/15/40	940	1,102,319
Series B, 5.00%, 11/15/45	820	952,069
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/36	1,000	1,075,240
Series A, 5.00%, 11/15/41	5,000	5,905,100
Series A, 5.25%, 11/15/45	1,280	1,490,240
Series A, 5.00%, 11/15/50	3,000	3,418,290
Series B, 5.00%, 11/15/38	8,225	9,965,245
Series C, 5.00%, 11/15/37	870	1,086,369
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(c)	7,670	6,173,736

		173,656,369

Utilities — 17.3%
Long Island Power Authority, RB 5.00%, 09/01/35	1,000	1,250,310
5.00%, 09/01/36	825	1,008,430
5.00%, 09/01/37	3,175	3,952,526
5.00%, 09/01/42	280	339,402
5.00%, 09/01/47	905	1,087,421
Series A, (AGM), 5.00%, 05/01/21(b)	2,375	2,393,881
Long Island Power Authority, Refunding RB
Series B, 5.00%, 09/01/41	475	565,112
Series B, 5.00%, 09/01/46	660	781,612
New York City Water & Sewer System, RB
3.00%, 06/15/51(e)	2,270	2,358,371
4.00%, 06/15/51(e)	4,545	5,215,978
Series DD, 5.25%, 06/15/47	3,850	4,677,750
Series DD-1, 4.00%, 06/15/49	1,135	1,264,549
Series DD-1, 3.00%, 06/15/50	795	820,448
New York City Water & Sewer System, Refunding RB
Series EE, 5.00%, 06/15/40.	4,290	5,248,729
Series FF, 5.00%, 06/15/40	2,000	2,426,800
Series HH, 5.00%, 06/15/39	2,250	2,619,045
Sub-Series AA-1, 3.00%, 06/15/50	1,370	1,414,128
Sub-Series GG, 5.00%, 06/15/21(b)	1,000	1,013,890
New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/21(b)	2,580	2,668,417
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	3,170	3,700,912
Series B, Subordinate, 5.00%, 06/15/48	1,120	1,363,096
New York State Environmental Facilities Corp., Refunding RB
Series A, 5.00%, 06/15/40	1,545	1,818,017
Series A, 5.00%, 06/15/45	7,935	9,222,374
Series B, 5.00%, 06/15/36	3,200	3,243,392
Series A, Subordinate, 4.00%, 06/15/46	1,000	1,101,130

Security	Par (000)	Value
Utilities (continued)
Utility Debt Securitization Authority, Refunding RB,
Series TE, Restructured, 5.00%, 12/15/41	$15,490	$17,265,774
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/40	1,065	1,215,495

		80,036,989

Total Municipal Bonds in New York		618,547,537

Puerto Rico — 4.6%

State — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	783	850,933
Series A-1, Restructured, 5.00%, 07/01/58	5,368	5,915,751
Series A-2, Restructured, 4.33%, 07/01/40	10,319	10,980,757
Series A-2, Restructured, 4.78%, 07/01/58	390	428,271
Series B-1, Restructured, 4.75%, 07/01/53	620	674,610
Series B-2, Restructured, 4.78%, 07/01/58	601	654,946
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	6,358	1,945,484

Total Municipal Bonds in Puerto Rico		21,450,752

Total Municipal Bonds — 138.2% (Cost: $593,405,199)		640,617,883

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York — 24.4%

County/City/Special District/School District — 1.5%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	2,500	2,814,075
Hudson Yards Infrastructure Corp., RB (g)
5.75%, 02/15/21	1,391	1,395,635
5.75%, 02/15/47	855	858,552
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,699,830

		6,768,092

Education(b) — 1.5%
New York State Dormitory Authority, RB, Series A, 5.00%, 07/01/21	4,448	4,519,836
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23	1,981	2,208,169

		6,728,005

Housing — 3.8%
New York City Housing Development Corp., RB, M/F Housing, Series C-1A, 4.00%, 11/01/53	2,267	2,393,940
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	3,630	3,961,165
New York City Housing Development Corp., Refunding RB, M/F Housing, Series B-1-A, 3.85%, 05/01/58	2,175	2,301,976
New York State Housing Finance Agency, RB, M/F Housing, Series I, 4.05%, 11/01/48	4,543	4,876,391

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Housing (continued)
New York State Housing Finance Agency, Refunding RB, Series C, 3.85%, 11/01/39	$2,002	$2,174,260
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 192, 3.80%, 10/01/31	2,015	2,126,998

		17,834,730

State — 5.5%
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/32	2,000	2,484,800
Series C, 5.00%, 03/15/41	2,500	2,508,475
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(g)	2,950	3,592,864
New York State Urban Development Corp., Refunding RB, Series A, 5.00%, 03/15/45	1,471	1,684,791
Sales Tax Asset Receivable Corp., Refunding RB
Series A, 5.00%, 10/15/31	7,380	8,498,144
Series A, 4.00%, 10/15/32	6,000	6,668,160

		25,437,234

Transportation — 7.5%
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 09/15/40	2,610	2,731,522
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/45(g)	4,949	5,582,937
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/60	2,325	2,567,660
Port Authority of New York & New Jersey, Refunding ARB 194th
Series, 5.25%, 10/15/55	3,405	3,958,244
Series 169th, AMT, 5.00%, 10/15/25	8,005	8,235,297
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	10,000	11,706,500

		34,782,160

Utilities — 4.6%
New York City Water & Sewer System, Refunding RB 5.00%, 06/15/38(g)	1,151	1,395,633
Series HH, 5.00%, 06/15/32	7,151	7,248,096
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	5,446	6,202,329
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	3,000	3,593,460
Series B, 4.00%, 12/15/35	2,600	2,958,696

		21,398,214

Total Municipal Bonds in New York		112,948,435

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.4% (Cost: $106,958,843)		112,948,435

Total Long-Term Investments — 162.6% (Cost: $700,364,042)		753,566,318

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.6%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(h)(i)	16,809,747	$16,809,747

Total Short-Term Securities — 3.6% (Cost: $16,809,747)		16,809,747

Total Investments — 166.2% (Cost: $717,173,789)		770,376,065

Liabilities in Excess of Other Assets — (0.4)%		(1,962,786)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.3)%.		(61,531,920)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.5)%		(243,286,713)

Net Assets Applicable to Common Shares — 100.0%		$463,594,646

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between June 15, 2025 to February 15, 2047, is $7,241,087. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended February 28, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/21	Shares Held at 02/28/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$3,234,262	$13,576,165(a	)	$—	$(680)	$—	$ 16,809,747	16,809,747	$452	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. 10 Year Note	66	06/21/21	$8,795	$(7,616)
U.S. Long Bond	26	06/21/21	4,183	(9,507)

				$(17,123)

Derivative Financial Instruments Categorized by Risk Exposure

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$17,123	$—	$17,123

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended February 28, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$438,096	$—	$438,096

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(17,123)	$—	$(17,123)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts Average notional value of contracts — short	$6,488,625

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$640,617,883	$—	$640,617,883
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	112,948,435	—	112,948,435
Short-Term Securities
Money Market Funds	16,809,747	—	—	16,809,747

	$16,809,747	$753,566,318	$—	$770,376,065

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(17,123)	$—	$—	$(17,123)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(61,507,644)	$—	$(61,507,644)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)

	$—	$(305,107,644)	$—	$(305,107,644)

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) February 28, 2021	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

New York — 114.7%

Corporate — 0.5%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	$355	$496,137

County/City/Special District/School District — 30.1%
City of New York, GO
Series A-1, 5.00%, 08/01/21(a)	200	204,036
Series C, 5.00%, 08/01/42	385	478,601
Sub-Series D-1, 5.00%, 08/01/31	440	485,628
Sub-Series F-1, 5.00%, 04/01/43	930	1,103,110
Sub-Series G-1, 5.00%, 04/01/22(a)	1,000	1,052,530
City of New York, Refunding GO, Series E, 5.00%, 02/01/23(a)	1,000	1,091,820
County of Nassau New York, GO
Series B, (AGM), 5.00%, 07/01/45.	500	603,170
Series C, 5.00%, 10/01/29	500	615,180
County of Nassau New York, Refunding GO, Series C, 5.00%, 10/01/31	475	577,909
Erie County Industrial Development Agency, RB, Series A, (SAW), 5.25%, 05/01/31	200	201,588
Erie County Industrial Development Agency, Refunding RB, Series A, (SAW), 5.00%, 05/01/28	565	671,615
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	380	381,467
Metropolitan Transportation Authority, Refunding RB
Sub-Series B-1, 5.00%, 11/15/31	750	835,597
Sub-Series B-2, 4.00%, 11/15/34	500	569,975
New York City Industrial Development Agency, RB
(AGC), 6.38%, 01/01/39	150	150,323
(AGC), 0.00%, 03/01/39(b)	1,000	591,430
New York City Industrial Development Agency, Refunding RB
4.00%, 03/01/45	1,560	1,752,722
(AGM), 4.00%, 03/01/45	95	108,863
(AGM), 3.00%, 01/01/46	1,225	1,262,154
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-2, 5.00%, 08/01/38	930	1,112,066
Sub-Series A-3, 4.00%, 08/01/43	570	625,033
Sub-Series B-1, 5.00%, 11/01/35	425	482,231
Sub-Series E-1, 5.00%, 02/01/39	555	658,591
Sub-Series E-1, 5.00%, 02/01/43	845	998,722
Series C-3, Subordinate, 5.00%, 05/01/41	775	924,800
New York Convention Center Development Corp., RB, CAB(b)
Series A, Senior Lien, 0.00%, 11/15/47	3,000	1,131,870
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55	1,000	316,860
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	1,335	1,503,250
5.00%, 11/15/45	1,250	1,397,750
New York Liberty Development Corp., Refunding RB 5.00%, 11/15/31	1,000	1,030,150
5.00%, 11/15/44	1,250	1,284,575
5.75%, 11/15/51	545	562,451
Class 1, 4.00%, 09/15/35	1,100	1,139,787
Series 1, Class 1, 5.00%, 11/15/44(c)	1,115	1,206,698

Security	Par (000)	Value
County/City/Special District/School District (continued)
New York State Dormitory Authority, RB, Series A, 5.00%, 07/01/21(a)	$1,000	$1,016,130
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 07/01/22(a)	450	479,021
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(a)	410	456,937

		29,064,640

Education — 24.7%
Albany Capital Resource Corp., Refunding RB
Series A, 5.00%, 12/01/33	175	187,016
Series A, 4.00%, 12/01/34	130	132,464
Build NYC Resource Corp., Refunding RB 5.00%, 06/01/33	300	340,428
5.00%, 06/01/35	350	397,187
5.00%, 06/01/40	690	781,045
5.00%, 08/01/47	135	152,693
5.00%, 11/01/47	515	788,419
Series A, 5.00%, 06/01/38	250	279,645
Dobbs Ferry Local Development Corp., RB 5.00%, 07/01/39	1,000	1,132,480
5.00%, 07/01/44	500	564,325
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	115	140,418
5.00%, 07/01/48	175	208,999
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	195	233,760
4.00%, 07/01/46	375	412,174
Hempstead Town Local Development Corp., Refunding RB 5.00%, 10/01/34	310	348,046
5.00%, 10/01/35	310	347,817
5.00%, 07/01/47	100	119,042
Madison County Capital Resource Corp., Refunding RB,
Series A, 4.50%, 07/01/23(a)	1,500	1,648,635
Monroe County Industrial Development Corp., RB, Series A, 5.00%, 07/01/21(a)	400	406,452
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(a)	400	444,304
New York State Dormitory Authority, RB
(AGM), 5.75%, 05/01/21(a)	300	302,766
Series A, 5.00%, 07/01/21(a)	500	508,020
Series A, 5.00%, 07/01/43	415	500,067
Series B, 5.00%, 07/01/22(a)	500	532,215
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/44	640	721,178
Series A, 5.00%, 07/01/22(a)	745	793,067
Series A, 5.25%, 07/01/23(a)	2,100	2,344,797
Series A, 5.00%, 07/01/24(a)	500	575,875
Series A, 5.00%, 07/01/35	1,380	1,585,137
Series A, 5.00%, 07/01/38	255	304,531
Series A, 5.00%, 07/01/43	2,960	3,402,727
Onondaga County Trust for Cultural Resources, Refunding
RB, 5.00%, 05/01/40	445	485,321
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	180	188,631
Series A, 5.00%, 07/01/42	115	120,228
Schenectady County Capital Resource Corp., Refunding RB, 5.00%, 07/01/32	500	528,510

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)

Troy Capital Resource Corp., Refunding RB
4.00%, 08/01/35	$230	$249,095
4.00%, 09/01/40	335	374,403
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	440	498,731
Series A, 5.00%, 07/01/41	500	562,190
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	70	77,950
Series A, 5.00%, 10/15/50	115	125,069

		23,845,857

Health — 9.5%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 07/01/35	500	580,680
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	550	589,347
Monroe County Industrial Development Corp., RB 4.00%, 12/01/41	200	216,398
5.00%, 12/01/46	320	365,552
Monroe County Industrial Development Corp., Refunding RB 4.00%, 12/01/46	135	151,512
Series A, 5.00%, 12/01/37	850	907,477
New York State Dormitory Authority, RB, Series D, 4.25%, 05/01/39	500	520,490
New York State Dormitory Authority, Refunding RB 4.00%, 07/01/38	230	256,593
4.00%, 07/01/39	300	333,606
Series A, 5.00%, 05/01/21(a)	1,200	1,209,600
Series A, 5.25%, 05/01/21(a)	1,640	1,653,792
Series A, 5.00%, 05/01/43	1,140	1,302,678
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	150	170,114
Westchester County Healthcare Corp., Refunding RB, Series A, Senior Lien, 5.00%, 11/01/21(a)	895	923,953

		9,181,792

Housing — 5.0%
New York City Housing Development Corp., RB, Series I-1, (FHA), 2.65%, 11/01/50	745	746,281
New York City Housing Development Corp., RB, M/F Housing
Series B-1, 5.25%, 07/01/30	750	822,240
Series B-1, 5.25%, 07/01/32	915	998,540
Series B-1, 5.00%, 07/01/33	400	434,120
New York City Housing Development Corp., Refunding RB,
M/F Housing, Series B-1-A, 3.65%, 11/01/49	565	593,143
New York State Housing Finance Agency, RB, Series M-1,
(SONYMA FHA 542(C)), 2.65%, 11/01/54	415	401,803
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC,FNMA,GNMA,SONYMA), 4.00%, 11/01/42.	110	117,657
Series E, (SONYMA FANNIE MAE), 4.15%, 11/01/47	330	351,153
Series P, 3.15%, 11/01/54	370	377,204

		4,842,141

State — 12.6%
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	1,160	1,324,001

Security	Par (000)	Value

State (continued)
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/39	$760	$930,726
Series A, 5.00%, 02/15/42	500	585,445
Series A, 5.00%, 03/15/43	265	322,736
Series B, 5.00%, 03/15/37	1,000	1,046,630
Series B, 5.00%, 03/15/38	560	672,409
Series B, 5.00%, 03/15/39	90	108,073
Series B, 5.00%, 03/15/42	1,400	1,463,154
Series C, 4.00%, 03/15/45	670	749,161
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/39	1,000	1,241,250
Series E, 5.00%, 03/15/41	570	702,713
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	1,195	1,344,733
Series C, 5.00%, 03/15/30	500	546,165
Series C, 5.00%, 03/15/32	1,000	1,091,040

		12,128,236

Tobacco — 2.9%
Chautauqua Tobacco Asset Securitization Corp., Refunding
RB, 5.00%, 06/01/48	500	511,390
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	300	318,573
Series A-2-B, 5.00%, 06/01/51	270	281,567
Niagara Tobacco Asset Securitization Corp., Refunding RB,
5.25%, 05/15/40	290	297,143
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	910	1,040,539
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	270	289,723

		2,738,935

Transportation — 16.4%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	265	309,825
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	595	700,589
Series A, 5.00%, 02/15/42	465	545,877
Metropolitan Transportation Authority, RB
Series A, 5.00%, 11/15/21(a)	575	594,688
Series A-1, 5.25%, 11/15/23(a)	270	306,177
Series D, 5.25%, 11/15/21(a)	2,000	2,072,000
Series E, 5.00%, 11/15/38	650	708,038
Metropolitan Transportation Authority, Refunding RB
Series D, 5.25%, 11/15/23(a)	750	850,492
Sub-Series B-1, 5.00%, 11/15/51	480	553,397
Sub-Series C-1, 5.00%, 11/15/34	1,020	1,187,566
MTA Hudson Rail Yards Trust Obligations, Refunding RB,
Series A, 5.00%, 11/15/56.	1,345	1,458,612
New York State Thruway Authority Highway & Bridge Trust
Fund, Refunding RB, Series A, 5.00%, 04/01/32	250	262,558
New York State Thruway Authority, RB
Series A, Junior Lien, 5.00%, 01/01/41	365	426,397
Series A, Junior Lien, 5.25%, 01/01/56	210	246,414
New York State Thruway Authority, Refunding RB
Series I, 5.00%, 01/01/22(a)	1,750	1,820,840
Series K, 5.00%, 01/01/32	750	868,057
Series L, 5.00%, 01/01/33	90	111,063
Series L, 5.00%, 01/01/34	140	172,374
Series L, 5.00%, 01/01/35	170	208,860
Port Authority of New York & New Jersey, Refunding ARB,
Series 179, 5.00%, 12/01/38	245	273,834

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	$280	$328,350
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/29.	810	891,616
Series A, 5.25%, 11/15/45	370	430,773
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(b)	635	511,124

		15,839,521

Utilities — 13.0%
Albany Municipal Water Finance Authority, Refunding RB,
Series A, 5.00%, 12/01/21(a)	1,000	1,036,400
Long Island Power Authority, RB 5.00%, 09/01/38	625	776,350
5.00%, 09/01/42	290	351,524
5.00%, 09/01/47	950	1,141,491
Series A, (AGM), 5.00%, 05/01/21(a)	500	503,975
Series C, (AGC), 5.25%, 09/01/29	1,000	1,320,890
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/46	140	165,796
New York City Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/50	800	907,752
New York City Water & Sewer System, Refunding RB
Series EE, 5.00%, 06/15/40	700	856,436
Series HH, 5.00%, 06/15/39	1,000	1,164,020
Sub-Series FF-2, Subordinate, 4.00%, 06/15/41	455	520,916
New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/21(a)	1,000	1,034,270
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	635	741,350
Series B, Subordinate, 5.00%, 06/15/48	460	559,843
Utility Debt Securitization Authority, Refunding RB,
Series TE, Restructured, 5.00%, 12/15/41	1,000	1,114,640
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/40	250	285,328

		12,480,981

Total Municipal Bonds in New York		110,618,240

Puerto Rico — 4.7%

State — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	126	136,932
Series A-1, Restructured, 5.00%, 07/01/58	1,071	1,180,285
Series A-2, Restructured, 4.33%, 07/01/40	2,162	2,300,649
Series A-2, Restructured, 4.78%, 07/01/58	81	88,948
Series B-1, Restructured, 4.75%, 07/01/53	130	141,450
Series B-2, Restructured, 4.78%, 07/01/58	126	137,310
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	1,816	555,678

Total Municipal Bonds in Puerto Rico		4,541,252

Total Municipal Bonds — 119.4%
(Cost: $107,035,058)		115,159,492

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New York — 46.2%

County/City/Special District/School District — 5.6%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	$250 $	281,408
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	1,790	1,970,074
Hudson Yards Infrastructure Corp., RB(e) 5.75%, 02/15/21(a)	417	418,690
5.75%, 02/15/47	257	257,563
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,549,745

		5,477,480

Education — 2.1%
New York State Dormitory Authority, RB, Series A, 5.00%, 07/01/21(a)	1,999	2,031,387

Housing — 1.6%
New York City Housing Development Corp., Refunding RB,
Series A, 4.25%, 11/01/43.	1,400	1,527,722

State — 7.0%
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/32	1,000	1,242,400
Series C, 5.00%, 03/15/41	750	752,543
New York State Thruway Authority, Refunding RB,
Series A, 5.00%, 03/15/31	800	820,200
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/47	1,003	1,109,361
Sales Tax Asset Receivable Corp., Refunding RB
Series A, 5.00%, 10/15/31	990	1,139,995
Series A, 4.00%, 10/15/32	1,500	1,667,040

		6,731,539

Transportation — 17.3%
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	3,495	3,623,165
New York Liberty Development Corp., Refunding RB,
Class 1, 5.00%, 09/15/40	2,085	2,182,078
New York State Thruway Authority, Refunding RB,
Subordinate, Series B, 4.00%, 01/01/53(e)	2,477	2,775,621
Port Authority of New York & New Jersey, Refunding ARB 194th Series, 5.25%, 10/15/55	735	854,423
Consolidated, Series 211, 5.00%, 09/01/48	1,900	2,291,818
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/54(e)	1,606	1,807,378
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46.	1,000	1,170,650
Series C-2, 5.00%, 11/15/42	1,665	2,021,943

		16,727,076

Utilities — 12.6%
New York City Water & Sewer System, Refunding RB
Series BB, 5.00%, 06/15/44	2,010	2,079,904
Series HH, 5.00%, 06/15/32	2,249	2,279,276
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,860	2,118,149

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utilities (continued)
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	$1,000	$1,197,820
Series B, 4.00%, 12/15/35	280	318,629
Series TE, Restructured, 5.00%, 12/15/41	3,719	4,145,210

		12,138,988

Total Municipal Bonds in New York		44,634,192

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.2% (Cost: $42,445,954)		44,634,192

Total Long-Term Investments — 165.6% (Cost: $149,481,012)		159,793,684

	Shares

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(f)(g)	461,318	461,318

Total Short-Term Securities — 0.5%
(Cost: $461,318)		461,318

Total Investments — 166.1%
(Cost: $149,942,330)		160,255,002

Other Assets Less Liabilities — 1.7%		1,608,167

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.9)%		(24,959,445)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (41.9)%		(40,442,328)

Net Assets Applicable to Common Shares — 100.0%		$96,461,396

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between July 1, 2027 to February 15, 2047, is $3,165,627. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended February 28, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/21	Shares Held at 02/28/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$972,748	$—	$(511,190	)(a)	$(240)	$—	$461,318	461,318	$49	$—

(a)	Represents net amount purchased (sold).

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock New York Municipal Income Quality Trust (BSE)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$115,159,492	$—	$115,159,492
Municipal Bonds Transferred to Tender Option Bond Trusts	—	44,634,192	—	44,634,192
Short-Term Securities
Money Market Funds	461,318	—	—	461,318

	$461,318	$159,793,684	$—	$160,255,002

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$ (24,950,172)	$—	$(24,950,172)
VRDP Shares at Liquidation Value	—	(40,500,000)	—	(40,500,000)

	$—	$(65,450,172)	$—	$(65,450,172)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) February 28, 2021	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

New York — 134.4%

Corporate — 4.6%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	$1,475	$2,061,416
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	250	255,170
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	100	123,177
AMT, 5.00%, 10/01/40	245	296,720
Niagara Area Development Corp., Refunding RB,
Series A, AMT, 4.75%, 11/01/42(b)	740	773,529

		3,510,012

County/City/Special District/School District — 35.5%
City of New York, GO, Sub-Series D-1, 5.00%, 08/01/31	690	761,553
City of New York, Refunding GO
Series E, 5.00%, 02/01/23(c)	500	545,910
Series E, 5.50%, 08/01/25	365	409,289
City of Syracuse New York, GO, Series A, AMT, (AGM), 4.75%, 11/01/31	500	511,305
County of Nassau New York, GO, Series B, (AGM), 5.00%, 07/01/45	500	603,170
Haverstraw-Stony Point Central School District, GO,
(AGM), 5.00%, 10/15/36	120	134,832
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47 .	580	582,239
Metropolitan Transportation Authority, Refunding RB
Sub-Series B-1, 5.00%, 11/15/31	750	835,597
Sub-Series B-2, 4.00%, 11/15/34	500	569,975
New York City Industrial Development Agency, RB
(AGC), 0.00%, 03/01/35(d)	500	347,015
(AMBAC), 5.00%, 01/01/39	500	500,880
(AGC), 6.38%, 01/01/39	100	100,215
(AGC), 0.00%, 03/01/42(d)	1,750	917,350
(AGC), 0.00%, 03/01/45(d)	500	231,530
(AMBAC), 5.00%, 01/01/46	400	400,704
New York City Industrial Development Agency, Refunding
RB 4.00%, 03/01/45	1,275	1,432,513
(AGM), 4.00%, 03/01/45	75	85,945
(AGM), 3.00%, 01/01/46	1,015	1,045,785
Series A, AMT, 5.00%, 07/01/22	350	369,810
Series A, AMT, 5.00%, 07/01/28	330	346,860
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-2, 5.00%, 08/01/38.	195	233,175
Series D-1, 5.00%, 11/01/38	825	849,915
Sub-Series A-3, 4.00%, 08/01/43	465	509,896
Sub-Series B-1, 5.00%, 11/01/36	340	385,540
Sub-Series E-1, 5.00%, 02/01/39	460	545,859
Sub-Series E-1, 5.00%, 02/01/43	1,030	1,217,378
Series C-3, Subordinate, 5.00%, 05/01/41	1,315	1,569,176
New York Convention Center Development Corp., RB, CAB, Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55(d)	1,000	316,860
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	1,445	1,627,113
5.00%, 11/15/45	2,340	2,616,588
New York Liberty Development Corp., Refunding RB 5.00%, 11/15/31	1,000	1,030,150

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB (continued)
5.00%, 11/15/44	$1,250	$1,284,575
5.75%, 11/15/51	670	691,453
Class 2, 5.00%, 09/15/43	1,000	1,044,010
Class 3, 5.00%, 03/15/44	690	717,628
Series 1, Class 1, 5.00%, 11/15/44(b)	980	1,060,595
Series 2, Class 2, 5.38%, 11/15/40(b)	200	221,326
New York State Dormitory Authority, RB, Series A, 5.00%, 07/01/21(c)	670	680,807

		27,334,521

Education — 17.7%
Amherst Development Corp., Refunding RB 5.00%, 10/01/43 5.00%, 10/01/48	155 120	162,201 125,178
Buffalo & Erie County Industrial Land Development Corp., Refunding RB 5.38%, 04/01/21(c)	280	281,184
Series A, 5.00%, 06/01/35	100	110,709
Build NYC Resource Corp., RB (b) 5.75%, 02/01/49	255	267,623
Series A, 5.50%, 05/01/48	270	290,725
Build NYC Resource Corp., Refunding RB
Series A, 5.00%, 06/01/38	250	279,645
AMT, 5.00%, 01/01/35(b)	140	152,018
County of Cattaraugus New York, RB, 5.00%, 05/01/39	125	132,288
Dutchess County Local Development Corp., RB 5.00%, 07/01/43	95	115,998
5.00%, 07/01/48	145	173,171
Dutchess County Local Development Corp., Refunding RB 5.00%, 07/01/42	165	197,797
4.00%, 07/01/46	310	340,730
Geneva Development Corp., RB, 5.25%, 09/01/23(c)	400	449,764
Hempstead Town Local Development Corp., Refunding RB 5.00%, 10/01/35	210	235,618
4.00%, 07/01/37	220	250,628
5.00%, 07/01/47	100	119,042
Monroe County Industrial Development Corp., RB,
Series A, 5.00%, 07/01/21(c)	1,000	1,016,130
Monroe County Industrial Development Corp., Refunding
RB, Series A, 5.00%, 07/01/23(c)	240	266,582
New York State Dormitory Authority, RB
(AGM), 5.75%, 05/01/21(c)	500	504,610
Series A, 5.50%, 07/01/21(c)	150	152,654
Series A, 5.25%, 01/01/34	1,200	1,299,888
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/44	640	721,178
Series A, 5.00%, 07/01/22(c)	300	319,356
Series A, 5.25%, 07/01/23(c)	1,920	2,143,814
Series A, 5.25%, 07/01/29	200	203,388
Series A, 5.25%, 07/01/31	300	305,082
Series A, 5.00%, 07/01/35	685	786,825
Onondaga County Trust for Cultural Resources, Refunding RB, 5.00%, 05/01/40	265	289,012
St Lawrence County Industrial Development Agency, RB, 6.00%, 09/01/34	150	153,638

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
St. Lawrence County Industrial Development Agency, RB, 5.38%, 09/01/41.	$650	$662,993
Troy Capital Resource Corp., Refunding RB 4.00%, 08/01/35	190	205,774
4.00%, 09/01/40	270	301,757
Trust for Cultural Resources of The City of New York,
Refunding RB, Series A, 5.00%, 07/01/37	440	498,731
Yonkers Economic Development Corp., RB, Series A, 5.00%, 10/15/54	100	107,522

		13,623,253

Health — 8.8%
Monroe County Industrial Development Corp., RB 4.00%, 12/01/41	200	216,398
5.00%, 12/01/46	320	365,552
Monroe County Industrial Development Corp., Refunding RB 4.00%, 12/01/46	115	129,066
Series A, 5.00%, 12/01/32	180	192,544
Series A, 5.00%, 12/01/37	250	266,905
New York State Dormitory Authority, Refunding RB 4.00%, 07/01/38	190	211,968
4.00%, 07/01/39	250	278,005
Series A, 5.00%, 05/01/21(c)	1,600	1,612,800
Series A, 5.00%, 05/01/43	860	982,722
Oneida County Local Development Corp., Refunding RB
(AGM), 3.00%, 12/01/44	565	585,182
(AGM), 4.00%, 12/01/49	300	330,834
Suffolk County Economic Development Corp., RB,
Series C, 5.00%, 07/01/32	150	170,113
Westchester County Healthcare Corp., Refunding RB
Series A, Senior Lien, 5.00%, 11/01/21(c)	895	923,953
Series B, Senior Lien, 6.00%, 11/01/30	20	20,077
Westchester County Local Development Corp.,
Refunding RB, 5.00%, 01/01/34	500	518,370

		6,804,489

Housing — 6.9%
New York City Housing Development Corp., RB,
Series I-1, (FHA), 2.65%, 11/01/50	615	616,058
New York City Housing Development Corp., RB, M/F Housing
Series B-1, 5.25%, 07/01/32.	915	998,539
Series B-1, 5.00%, 07/01/33	400	434,120
Series C-1A, 4.20%, 11/01/44	1,000	1,041,140
New York State Housing Finance Agency, RB,
Series M-1, (SONYMA FHA 542(C)), 2.65%, 11/01/54 .	340	329,188
New York State Housing Finance Agency, RB, M/F Housing
Series E, (SONYMA FANNIE MAE), 4.15%, 11/01/47	660	702,306
Series P, 3.15%, 11/01/54	300	305,841
Series A, AMT, (SONYMA), 5.00%, 02/15/39	880	881,901

		5,309,093

State — 15.1%
New York City Transitional Finance Authority Building Aid Revenue, RB, Sub-Series S-1B, (SAW), 4.00%, 07/15/42	500	568,170
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	2,195	2,505,329

Security	Par (000)	Value
State (continued)
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/36.	$545	$649,885
Series A, 5.00%, 02/15/42.	250	292,723
Series B, 5.00%, 03/15/37	1,070	1,119,894
Series B, 5.00%, 03/15/39	250	300,202
Series B, 5.00%, 03/15/42	1,000	1,045,110
Series C, 5.00%, 03/15/34	1,000	1,003,520
Series C, 4.00%, 03/15/45	555	620,573
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/39.	1,015	1,259,869
Series E, 5.00%, 03/15/41	470	579,430
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49.	970	1,091,541
Series C, 5.00%, 03/15/30	500	546,165

		11,582,411

Tobacco — 3.8%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 06/01/39	250	256,945
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	400	405,980
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/51	600	625,704
Series C, 4.00%, 06/01/51	750	739,177
Niagara Tobacco Asset Securitization Corp., Refunding
RB, 5.25%, 05/15/40	230	235,665
Westchester Tobacco Asset Securitization Corp.,
Refunding RB
Sub-Series C, 4.00%, 06/01/42	275	295,089
Sub-Series C, 5.13%, 06/01/51	355	390,312

		2,948,872

Transportation — 25.0%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	215	251,367
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	475	559,294
Series A, 5.00%, 02/15/42	565	663,270
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/23(c)	270	306,177
Series E, 5.00%, 11/15/38	1,000	1,089,290
Metropolitan Transportation Authority, Refunding RB
Series A-1, 5.25%, 11/15/57	250	288,168
Series B, 5.00%, 11/15/37	500	576,860
Series F, 5.00%, 11/15/30	1,500	1,597,380
Sub-Series C-1, 5.00%, 11/15/34	840	977,995
MTA Hudson Rail Yards Trust Obligations, Refunding RB,
Series A, 5.00%, 11/15/56	1,120	1,214,606
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	500	518,350
New York State Thruway Authority, Refunding RB
Series I, 5.00%, 01/01/22(c)	2,560	2,663,613
Series J, 5.00%, 01/01/41	500	557,440
Series B, Subordinate, 4.00%, 01/01/45	1,300	1,466,660
New York Transportation Development Corp., ARB
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	300	319,020
Series A, AMT, 5.00%, 07/01/46	375	417,964
Series A, AMT, 5.25%, 01/01/50	2,270	2,551,525
Port Authority of New York & New Jersey, ARB, Consolidated, 220th Series, AMT, 4.00%, 11/01/59	665	730,004
Port Authority of New York & New Jersey, Refunding ARB 178th Series, AMT, 5.00%, 12/01/43	430	476,307

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued)
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	$480	$498,974
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	240	281,443
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.25%, 11/15/45	370	430,773
Series A, 5.00%, 11/15/50	500	569,715
Series B, 5.00%, 11/15/38	210	254,432

		19,260,627

Utilities — 17.0%
Long Island Power Authority, RB (AGM), 0.00%, 06/01/28(d)	3,515	3,188,316
5.00%, 09/01/47	200	240,314
Series C, (AGC), 5.25%, 09/01/29	1,000	1,320,890
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/46	125	148,033
New York City Water & Sewer System, RB 4.00%, 06/15/51(e)	1,440	1,652,587
Series DD, 5.25%, 06/15/47	245	297,675
Series DD-1, 4.00%, 06/15/50	600	680,814
New York City Water & Sewer System, Refunding RB, Series HH, 5.00%, 06/15/39	1,500	1,746,030
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	370	450,308
New York State Environmental Facilities Corp., Refunding RB, Series B, 5.00%, 06/15/36	350	354,746
Utility Debt Securitization Authority, Refunding RB, Series TE, Restructured, 5.00%, 12/15/41	2,690	2,998,382

		13,078,095

Total Municipal Bonds in New York.		103,451,373

Puerto Rico — 6.4%

State — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	459	498,823
Series A-1, Restructured, 5.00%, 07/01/58	1,928	2,124,733
Series A-2, Restructured, 4.33%, 07/01/40	224	238,365
Series A-2, Restructured, 4.78%, 07/01/58	418	459,018
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	1,210	370,248

		3,691,187

Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	400	404,476

Security	Par (000)	Value

Utilities — 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	$615	$643,223
Series A, Senior Lien, 5.13%, 07/01/37	175	183,078

		826,301

Total Municipal Bonds in Puerto Rico.		4,921,964

Total Municipal Bonds — 140.8% (Cost: $99,709,260)		108,373,337

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

New York — 29.4%

County/City/Special District/School District — 2.5%
City of New York, GO
Sub-Series I-1, 5.00%, 03/01/36	500	562,815
Sub-Series-D1, Series D, 5.00%, 12/01/43(g)	1,150	1,385,221

		1,948,036

Education — 0.7%
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(c)	510	568,771

Housing — 1.6%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	1,130	1,233,090

State — 3.6%
New York State Dormitory Authority, RB, Series C, 5.00%, 03/15/41	1,000	1,003,390
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/47	1,003	1,109,361
Sales Tax Asset Receivable Corp., Refunding RB
Series A, 5.00%, 10/15/31.	255	293,635
Series A, 4.00%, 10/15/32	350	388,976

		2,795,362

Transportation — 15.1%
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	1,995	2,068,159
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/53(g)	2,012	2,254,141
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/60	824	909,318
Port Authority of New York & New Jersey, Refunding ARB 194th Series, 5.25%, 10/15/55	735	854,423
Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,000	1,028,680
Consolidated, Series 211, 5.00%, 09/01/48	960	1,157,971
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/54(g)	2,416	2,719,513
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/46	500	585,325

		11,577,530

Utilities — 5.9%
New York City Water & Sewer System, Refunding RB
Series BB, 5.00%, 06/15/44	1,005	1,039,952
Series HH, 5.00%, 06/15/32	1,500	1,520,325

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	$1,515	$1,725,267
Utility Debt Securitization Authority, Refunding RB, Series B, 4.00%, 12/15/35	190	216,212

		4,501,756

Total Municipal Bonds in New York.		22,624,545

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.4% (Cost: $21,617,139)		22,624,545

Total Long-Term Investments — 170.2% (Cost: $121,326,399)		130,997,882

	Shares

Short-Term Securities

Money Market Funds — 4.2%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(h)(i)	3,194,372	3,194,372

Total Short-Term Securities — 4.2% (Cost: $3,194,372)		3,194,372

Total Investments — 174.4% (Cost: $124,520,771)		134,192,254

Liabilities in Excess of Other Assets — (0.5)%		(312,765)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.3)%		(12,574,664)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (57.6)%		(44,348,133)

Net Assets Applicable to Common Shares — 100.0%		$76,956,692

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between December 1, 2026 to May 15, 2028, is $3,640,569. See Note 4 of the Notes to Financial Statements for details.

(h) Affiliate of the Trust.

(i) Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended February 28, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/21	Shares Held at 02/28/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$537,270	$2,657,212	(a)	$—	$(110)	$—	$3,194,372	3,194,372	$48	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. 10 Year Note	24	06/21/21	$3,198	$24,063
U.S. Long Bond	10	06/21/21	1,609	5,845

				$29,908

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock New York Municipal Income Trust II (BFY)

Derivative Financial Instruments Categorized by Risk Exposure

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$29,908	$—	$29,908

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended February 28, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$208,166	$—	$208,166

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$29,908	$—	$29,908

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$4,935,969

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$108,373,337	$—	$108,373,337
Municipal Bonds Transferred to Tender Option Bond Trusts	—	22,624,545	—	22,624,545
Short-Term Securities
Money Market Funds	3,194,372	—	—	3,194,372

	$3,194,372	$130,997,882	$—	$134,192,254

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$29,908	$—	$—	$29,908

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock New York Municipal Income Trust II (BFY)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(12,569,988)	$—	$(12,569,988)
VRDP Shares at Liquidation Value	—	(44,400,000)	—	(44,400,000)

	$—	$(56,969,988)	$—	$(56,969,988)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) February 28, 2021	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 2.1%

Tobacco — 2.1%
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	$500	$517,335

District of Columbia — 2.2%

Tobacco — 2.2%
District of Columbia Tobacco Settlement Financing Corp., RB, Series C, 0.00%, 06/15/55(a)	6,000	547,920

Puerto Rico — 7.0%

State — 5.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	127	138,018
Series A-1, Restructured, 5.00%, 07/01/58	578	636,979
Series A-2, Restructured, 4.33%, 07/01/40	391	416,075
Series A-2, Restructured, 4.78%, 07/01/58	129	141,659

		1,332,731

Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	140	141,567

Utilities — 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	200	209,178
Series A, Senior Lien, 5.13%, 07/01/37	55	57,539

		266,717

Total Municipal Bonds in Puerto Rico.		1,741,015

Virginia — 111.2%

Corporate — 0.8%
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 01/01/48(b)(c)	200	200,776

County/City/Special District/School District — 15.1%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36.	250	247,830
Cherry Hill Community Development Authority, SAB, 5.40%, 03/01/45(c)	250	268,208
City of Norfolk Virginia, GO, (ST AID WTHHLDG), 5.00%, 08/01/28(d)	500	647,185
City of Norfolk Virginia, Refunding GO, Series A, (SAW), 5.00%, 08/01/23(d)	500	556,775
City of Suffolk Virginia, Refunding GO, (SAW), 5.00%, 06/01/21(d)	1,000	1,012,010
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	500	498,490
Lower Magnolia Green Community Development Authority, SAB, 5.00%, 03/01/35(c)	245	261,699
Mosaic District Community Development Authority, TA, Series A, 6.88%, 03/01/36	250	250,000

		3,742,197

Education — 17.2%
Salem Economic Development Authority, Refunding RB, 4.00%, 04/01/45	250	268,020
Virginia College Building Authority, RB, 4.00%, 02/01/38	1,000	1,185,700
Virginia College Building Authority, Refunding RB
(NPFGC), 5.25%, 01/01/26	500	566,160

Security	Par (000)	Value

Education (continued)
Virginia College Building Authority, Refunding RB (continued)
(NPFGC), 5.25%, 01/01/31.	$1,000	$1,298,810
Virginia Public School Authority, RB, Series B, 4.00%, 08/01/21(d)	405	411,455
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	538,280

		4,268,425

Health — 31.3%
Chesapeake Hospital Authority, Refunding RB, 4.00%, 07/01/43	680	767,448
Danville Industrial Development Authority, Refunding RB, (AMBAC), 5.25%, 10/01/28(e)	730	815,227
Fairfax County Economic Development Authority, RB, Series A, 5.00%, 12/01/42	500	530,310
Fairfax County Industrial Development Authority, RB, Series A, 5.00%, 05/15/44	450	507,753
Henrico County Economic Development Authority, Refunding RB
4.25%, 06/01/26	145	149,011
4.00%, 10/01/50	250	263,083
Lexington Industrial Development Authority, RB, Series A, 5.00%, 01/01/42	690	730,020
Norfolk Redevelopment & Housing Authority, RB, Series B, 4.00%, 01/01/25	200	200,236
Prince William County Industrial Development Authority, Refunding RB, Series B, 4.00%, 11/01/46	500	517,580
Roanoke Economic Development Authority, Refunding RB, 5.00%, 07/01/30	795	843,082
Virginia Beach Development Authority, Refunding RB, 4.00%, 09/01/48	250	263,337
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 12/01/49	500	564,935
Winchester Economic Development Authority, Refunding RB
5.00%, 01/01/44	1,000	1,146,040
Series A, 5.00%, 01/01/24(d)	400	452,680

		7,750,742

Housing — 16.2%
Virginia Housing Development Authority, RB, M/F Housing
Series A, 5.25%, 05/01/41.	750	750,465
Series B, 4.00%, 06/01/53	625	674,650
Series D, 3.90%, 10/01/48	985	1,063,879
Series E, 2.50%, 12/01/22	220	220,198
Series F, 5.25%, 10/01/38	250	269,760
Virginia Housing Development Authority, RB, S/F Housing, Sub-Series C-4, 3.63%, 01/01/31	1,000	1,035,550

		4,014,502

State — 0.8%
Virginia Public Building Authority, RB, Series A, 5.00%, 08/01/35	150	195,865

Tobacco — 6.1%
Tobacco Settlement Financing Corp., Refunding RB
Series B-1, 5.00%, 06/01/47.	985	995,047
Series B-2, Convertible, 5.20%, 06/01/46	500	505,060

		1,500,107

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 12.7%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/36	$775	$941,191
Richmond Metropolitan Transportation Authority Expressway System Revenue, Refunding RB, (NPFGC), 5.25%, 07/15/22.	215	224,243
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 07/01/49	500	516,865
AMT, 5.00%, 12/31/52	500	575,510
AMT, Senior Lien, 6.00%, 01/01/37	820	878,400

		3,136,209

Utilities — 11.0%
City of Richmond Virginia Public Utility Revenue, RB
Series A, 3.00%, 01/15/45.	500	535,995
Series A, 4.00%, 01/15/50	500	577,020
County of Henrico Virginia Water & Sewer Revenue, Refunding RB, 5.00%, 05/01/42	1,065	1,258,287
Fairfax County Water Authority, Refunding RB, 5.00%, 04/01/44	300	361,167

		2,732,469

Total Municipal Bonds in Virginia		27,541,292

Total Municipal Bonds — 122.5% (Cost: $28,245,828)		30,347,562

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

District of Columbia — 7.2%

Transportation — 7.2%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	1,503	1,798,184

Virginia — 30.5%

Transportation — 30.5%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(g)	2,000	2,380,700
Hampton Roads Transportation Accountability
Commission, RB, Senior Lien, Series A, 5.00%, 07/01/48	4,308	5,166,874

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.7% (Cost: $8,665,859)		9,345,758

Total Long-Term Investments — 160.2% (Cost: $36,911,687)		39,693,320

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	1,188,540	$1,188,659

Total Short-Term Securities — 4.8% (Cost: $1,188,776)		1,188,659

Total Investments — 165.0% (Cost: $38,100,463)		40,881,979

Other Assets Less Liabilities — 1.3%		321,779

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.7)%		(4,877,220)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (46.6)%		(11,545,218)

Net Assets Applicable to Common Shares — 100.0%		$24,781,320

(a)	Zero-coupon bond.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on October 1, 2024, is $1,051,389. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Virginia Municipal Bond Trust (BHV)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended February 28, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/21	Shares Held at 02/28/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,008,372	$180,415	(a)	$—	$(11)	$(117)	$1,188,659	1,188,540	$50	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. 10 Year Note	7	06/21/21	$933	$7,059
U.S. Long Bond	2	06/21/21	322	1,169

				$8,228

Derivative Financial Instruments Categorized by Risk Exposure

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$8,228	$—	$8,228

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended February 28, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$38,840	$—	$38,840

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$8,228	$—	$8,228

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short.	$627,250

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Virginia Municipal Bond Trust (BHV)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$30,347,562	$—	$30,347,562
Municipal Bonds Transferred to Tender Option Bond Trusts	—	9,345,758	—	9,345,758
Short-Term Securities
Money Market Funds	1,188,659	—	—	1,188,659

	$1,188,659	$39,693,320	$—	$40,881,979

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$8,228	$—	$—	$8,228

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(4,876,042)	$—	$(4,876,042)
VRDP Shares at Liquidation Value	—	(11,600,000)	—	(11,600,000)

	$—	$(16,476,042)	$—	$(16,476,042)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Statements of Assets and Liabilities  (unaudited)

February 28, 2021

	BZM	MHE	MHN	BSE

ASSETS
Investments at value — unaffiliated(a)	$47,404,627	$47,440,675	$753,566,318	$159,793,684
Investments at value — affiliated(b)	2,906,801	5,888,157	16,809,747	461,318
Cash	17,344	17,344	—	—
Cash pledged for futures contracts	23,000	23,000	—	—
Receivables:
Investments sold	—	—	—	291,601
Dividends — affiliated	22	40	106	8
Interest — unaffiliated	472,616	498,876	8,117,277	1,791,402
Variation margin on futures contracts	—	—	61,021	—
Prepaid expenses	36,003	15,622	26,326	70,101

Total assets	50,860,413	53,883,714	778,580,795	162,408,114

ACCRUED LIABILITIES
Payables:
Investments purchased	—	—	7,638,003	—
Accounting services fees	13,420	13,773	80,048	31,692
Income dividend distributions — Common Shares	95,857	101,963	1,696,695	342,282
Interest expense and fees	901	1,324	24,276	9,273
Investment advisory fees	22,241	20,671	329,187	69,269
Trustees’ and Officer’s fees	14,363	283	281,376	12,906
Other accrued expenses	—	6,735	21,869	9,033
Professional fees	16,676	19,257	42,213	28,716
Reorganization costs	135,759	106,932	—	51,047
Variation margin on futures contracts	13,360	13,362	78,125	—

Total accrued liabilities	312,577	284,300	10,191,792	554,218

OTHER LIABILITIES
TOB Trust Certificates	2,999,064	2,965,857	61,507,644	24,950,172
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	15,945,196	18,353,891	243,286,713	40,442,328

Total other liabilities	18,944,260	21,319,748	304,794,357	65,392,500

Total liabilities	19,256,837	21,604,048	314,986,149	65,946,718

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$31,603,576	$32,279,666	$463,594,646	$96,461,396

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$29,447,941	$29,217,876	$432,616,787	$89,187,581
Accumulated earnings	2,155,635	3,061,790	30,977,859	7,273,815

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$31,603,576	$32,279,666	$463,594,646	$96,461,396

Net asset value per Common Share	$15.17	$13.61	$14.89	$14.80

(a) Investments at cost — unaffiliated	$44,745,070	$43,543,113	$700,364,042	$149,481,012
(b) Investments at cost — affiliated	$2,907,007	$5,888,668	$16,809,747	$461,318
(c) Preferred Shares outstanding	160	185	2,436	405
(d) Preferred Shares authorized	Unlimited	Unlimited	14,956	Unlimited
(e) Par value per Preferred Share	$0.001	$0.01	$0.10	$0.001
(f) Common Shares outstanding.	2,083,853	2,371,233	31,132,023	6,519,660
(g) Common Shares authorized	Unlimited	Unlimited	199,985,044	Unlimited
(h) Par value per Common Share	$0.001	$0.01	$0.10	$0.001

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

February 28, 2021

	BFY	BHV

ASSETS
Investments at value — unaffiliated(a)	$130,997,882	$39,693,320
Investments at value — affiliated(b)	3,194,372	1,188,659
Cash	53,813	14,062
Cash pledged for futures contracts	71,000	17,000
Receivables:
Investments sold	241,325	—
Dividends — affiliated	21	9
Interest — unaffiliated	1,418,043	402,078
Prepaid expenses	77,764	27,117

Total assets	136,054,220	41,342,245

ACCRUED LIABILITIES
Payables:
Investments purchased	1,666,469	—
Accounting services fees	20,997	9,168
Income dividend distributions — Common Shares	302,798	73,143
Interest expense and fees	4,676	1,178
Investment advisory fees	57,306	16,656
Trustees’ and Officer’s fees	16,010	10,722
Other accrued expenses	8,486	7,879
Professional fees	25,320	10,884
Reorganization costs	34,605	—
Variation margin on futures contracts	42,740	10,035

Total accrued liabilities	2,179,407	139,665

OTHER LIABILITIES
TOB Trust Certificates	12,569,988	4,876,042
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	44,348,133	11,545,218

Total other liabilities	56,918,121	16,421,260

Total liabilities	59,097,528	16,560,925

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$76,956,692	$24,781,320

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$69,567,812	$22,917,264
Accumulated earnings	7,388,880	1,864,056

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$76,956,692	$24,781,320

Net asset value per Common Share	$15.38	$15.40

(a) Investments at cost — unaffiliated	$121,326,399	$36,911,687
(b) Investments at cost — affiliated.	$3,194,372	$1,188,776
(c) Preferred Shares outstanding.	444	116
(d) Preferred Shares authorized	Unlimited	Unlimited
(e) Par value per Preferred Share	$0.001	$0.001
(f) Common Shares outstanding	5,004,922	1,609,126
(g) Common Shares authorized	Unlimited	Unlimited
(h) Par value per Common Share	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Operations (unaudited)

Six Months Ended February 28, 2021

	BZM	MHE	MHN	BSE

INVESTMENT INCOME
Dividends — affiliated	$75	$225	$452	$49
Interest — unaffiliated	888,191	871,089	13,777,901	2,881,095

Total investment income	888,266	871,314	13,778,353	2,881,144

EXPENSES
Investment advisory	163,260	134,035	2,111,701	446,279
Reorganization	102,590	104,193	—	91,250
Professional	20,674	23,201	46,838	29,654
Rating agency	18,980	18,980	25,243	25,243
Accounting services	9,471	9,742	54,091	18,835
Transfer agent	8,329	8,933	16,257	9,450
Registration	3,946	3,933	5,159	4,047
Trustees and Officer	2,220	784	42,072	4,449
Printing and postage	1,276	1,272	1,773	1,286
Custodian	370	326	5,582	6,194
Liquidity fees	—	—	12,303	2,046
Remarketing fees on Preferred Shares	—	—	12,058	2,005
Miscellaneous	4,744	3,948	6,835	4,897

Total expenses excluding interest expense, fees and amortization of offering costs.	335,860	309,347	2,339,912	645,635
Interest expense, fees and amortization of offering costs(a)	96,617	90,921	1,344,880	313,229

Total expenses	432,477	400,268	3,684,792	958,864
Less:
Fees waived and/or reimbursed by the Manager	(20,567)	(1,499)	(149,897)	(60)

Total expenses after fees waived and/or reimbursed	411,910	398,769	3,534,895	958,804

Net investment income	476,356	472,545	10,243,458	1,922,340

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	24,496	72,201	299,924	82,321
Investments — affiliated	(24)	(19)	(680)	(240)
Futures contracts	52,005	51,189	438,096	—

	76,477	123,371	737,340	82,081

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	73,789	(148,253)	(1,786,723)	(1,147,234)
Investments — affiliated	(206)	(578)	—	—
Futures contracts	9,806	9,806	(17,123)	—

	83,389	(139,025)	(1,803,846)	(1,147,234)

Net realized and unrealized gain (loss)	159,866	(15,654)	(1,066,506)	(1,065,153)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$636,222	$456,891	$9,176,952	$857,187

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended February 28, 2021

	BFY	BHV

INVESTMENT INCOME
Dividends — affiliated	$48	$50
Interest — unaffiliated	2,529,432	719,935

Total investment income	2,529,480	719,985

EXPENSES
Investment advisory	366,810	133,428
Reorganization	81,626	—
Professional	28,123	15,931
Rating agency	25,243	18,980
Accounting services	13,075	6,325
Transfer agent	9,070	8,139
Trustees and Officer	4,271	1,841
Registration	3,951	3,956
Custodian	3,103	432
Liquidity fees	2,242	—
Remarketing fees on Preferred Shares	2,198	—
Printing and postage	1,267	1,268
Miscellaneous	4,612	4,578

Total expenses excluding interest expense, fees and amortization of offering costs	545,591	194,878
Interest expense, fees and amortization of offering costs(a)	285,342	79,149

Total expenses	830,933	274,027
Less:
Fees waived and/or reimbursed by the Manager	(26)	(27,036)

Total expenses after fees waived and/or reimbursed	830,907	246,991

Net investment income	1,698,573	472,994

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	94,968	(412)
Investments — affiliated	(110)	(11)
Futures contracts	208,166	38,840

	303,024	38,417

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(295,904)	(42,747)
Investments — affiliated	—	(117)
Futures contracts	29,908	8,228

	(265,996)	(34,636)

Net realized and unrealized gain	37,028	3,781

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$1,735,601	$476,775

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets

	BZM		MHE
	Six Months Ended 02/28/21 (unaudited)	Year Ended 08/31/20	Six Months Ended 02/28/21 (unaudited)	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$476,356	$991,192	$472,545	$1,148,345
Net realized gain (loss)	76,477	(301,322)	123,371	(430,125)
Net change in unrealized appreciation (depreciation)	83,389	(704,267)	(139,025)	(628,369)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	636,222	(14,397)	456,891	89,851

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(567,591)	(986,298)	(611,733)	(1,159,430)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	23,147	11,729	2,932	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	91,778	(988,966)	(151,910)	(1,069,579)
Beginning of period	31,511,798	32,500,764	32,431,576	33,501,155

End of period	$31,603,576	$31,511,798	$32,279,666	$32,431,576

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	MHN		BSE
	Six Months Ended 02/28/21 (unaudited)	Year Ended 08/31/20	Six Months Ended 02/28/21 (unaudited)	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,243,458	$18,693,005	$1,922,340	$3,718,308
Net realized gain (loss)	737,340	(4,029,129)	82,081	(695,005)
Net change in unrealized depreciation	(1,803,846)	(9,430,158)	(1,147,234)	(2,071,599)

Net increase in net assets applicable to Common Shareholders resulting from operations	9,176,952	5,233,718	857,187	951,704

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(10,086,775)	(17,278,273)	(2,027,614)	(3,325,026)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(909,823)	(12,044,555)	(1,170,427)	(2,373,322)
Beginning of period	464,504,469	476,549,024	97,631,823	100,005,145

End of period	$463,594,646	$464,504,469	$96,461,396	$97,631,823

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Changes in Net Assets (continued)

	BFY		BHV
	Six Months Ended 02/28/21 (unaudited)	Year Ended 08/31/20	Six Months Ended 02/28/21 (unaudited)	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$1,698,573	$3,279,139	$472,994	$888,469
Net realized gain (loss)	303,024	(937,639)	38,417	(357,880)
Net change in unrealized depreciation	(265,996)	(1,903,926)	(34,636)	(72,955)

Net increase in net assets applicable to Common Shareholders resulting from operations	1,735,601	437,574	476,775	457,634

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(1,796,767)	(3,078,027)	(439,171)	(877,674)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	15,918	29,308

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(61,166)	(2,640,453)	53,522	(390,732)
Beginning of period	77,017,858	79,658,311	24,727,798	25,118,530

End of period	$76,956,692	$77,017,858	$24,781,320	$24,727,798

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited)

Six Months Ended February 28, 2021

	BZM	MHE	MHN	BSE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations.	$636,222	$456,891	$9,176,952	$857,187
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	2,603,969	3,232,075	52,953,410	6,238,400
Purchases of long-term investments	(520,930)	(572,425)	(40,433,853)	(6,612,295)
Net proceeds from sales (purchases) of short-term securities	(2,257,814)	(2,784,947)	(13,576,165)	511,190
Amortization of premium and accretion of discount on investments and other fees	153,403	169,480	2,239,506	528,352
Net realized gain on investments	(24,472)	(72,182)	(299,244)	(82,081)
Net unrealized (appreciation) depreciation on investments	(73,583)	148,831	1,786,723	1,147,234
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(8)	(5)	(88)	(1)
Interest — unaffiliated	22,029	49,961	365,580	27,227
Variation margin on futures contracts	—	—	(61,021)	—
Prepaid expenses	8,015	22,693	30,709	28,186
Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(765)	(4,265)	(35,422)	(16,564)
Investment advisory fees	(2,210)	(2,082)	(32,355)	(7,432)
Trustees’ and Officer’s fees	1,446	9	21,007	1,106
Other accrued expenses	(9,657)	(10,717)	(873)	(6,674)
Reorganization costs	58,092	28,279	—	(3,502)
Variation margin on futures contracts	13,360	13,362	78,125	—

Net cash provided by operating activities	607,097	674,958	12,212,991	2,610,333

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(537,087)	(608,792)	(9,993,379)	(2,001,536)
Repayments of TOB Trust Certificates	—	—	(1,876,728)	(563,018)
Decrease in bank overdraft	(31,414)	(30,424)	(351,388)	(85,451)
Amortization of deferred offering costs	1,748	4,602	8,504	39,672

Net cash used for financing activities	(566,753)	(634,614)	(12,212,991)	(2,610,333)

CASH
Net increase in restricted and unrestricted cash	40,344	40,344	—	—
Restricted and unrestricted cash at beginning of period	—	—	—	—

Restricted and unrestricted cash at end of period	$40,344	$40,344	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense.	$95,634	$90,584	$1,371,798	$290,121

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$23,147	$2,932	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$17,344	$17,344	$—	$—
Cash pledged
Futures contracts	23,000	23,000	—	—

	$40,344	$40,344	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Cash Flows (unaudited) (continued)

Six Months Ended February 28, 2021

	BFY	BHV

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,735,601	$476,775
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments.	7,926,577	270,000
Purchases of long-term investments	(5,579,203)	(265,473)
Net purchases of short-term securities	(2,657,212)	(180,415)
Amortization of premium and accretion of discount on investments and other fees.	250,484	116,152
Net realized (gain) loss on investments	(94,858)	423
Net unrealized depreciation on investments	295,904	42,864
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(18)	10
Interest — unaffiliated	19,497	3,274
Prepaid expenses	27,911	(3,645)
Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(6,992)	(1,584)
Investment advisory fees	(5,473)	(1,505)
Trustees’ and Officer’s fees	1,469	1,072
Other accrued expenses	(8,111)	9,794
Reorganization costs	(15,575)	—
Variation margin on futures contracts	42,740	10,035

Net cash provided by operating activities	1,932,741	477,777

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders.	(1,776,747)	(420,993)
Decrease in bank overdraft	(70,894)	(27,244)
Amortization of deferred offering costs	39,713	1,522

Net cash used for financing activities	(1,807,928)	(446,715)

CASH
Net increase in restricted and unrestricted cash	124,813	31,062
Restricted and unrestricted cash at beginning of period	—	—

Restricted and unrestricted cash at end of period	$124,813	$31,062

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$252,621	$79,211

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$15,918

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash.	$53,813	$14,062
Cash pledged
Futures contracts	71,000	17,000

	$124,813	$31,062

See notes to financial statements.

62	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BZM
	Six Months Ended 02/28/21		Year Ended August 31,
	(unaudited)		2020		2019	2018	2017	2016

Net asset value, beginning of period.	$15.13		$15.61		$14.90	$15.32	$15.97	$14.96

Net investment income(a)	0.23		0.48		0.48	0.55	0.59	0.61
Net realized and unrealized gain (loss)	0.08		(0.49)		0.85	(0.36)	(0.67)	1.02

Net increase (decrease) from investment operations	0.31		(0.01)		1.33	0.19	(0.08)	1.63

Distributions to Common Shareholders(b)
From net investment income	(0.27)		(0.47)		(0.55)	(0.57)	(0.57)	(0.62)
From net realized gain	—		—		(0.07)	(0.04)	—	—

Total distributions to Common Shareholders	(0.27)		(0.47)		(0.62)	(0.61)	(0.57)	(0.62)

Net asset value, end of period	$15.17		$15.13		$15.61	$14.90	$15.32	$15.97

Market price, end of period	$14.73		$13.92		$14.42	$14.04	$14.29	$16.06

Total Return Applicable to Common Shareholders(c)
Based on net asset value.	2.11	%(d)	0.15%		9.40%	1.67%	(0.31)%	11.15%

Based on market price	7.77	%(d)	(0.26)%		7.25%	2.71%	(7.53)%	15.80%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.76	%(f)(g)	2.87	%(h)	3.10%	2.75%	2.35%	2.10%

Total expenses after fees waived and/or reimbursed	2.62	%(f)(g)	2.78	%(h)	3.02%	2.67%	2.27%	2.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(i)(j)	2.01	%(f)(g)	1.98	%(h)	1.88%	1.78%	1.75%	1.83%

Net investment income to Common Shareholders	3.04	%(f)	3.14%		3.21%	3.63%	3.87%	3.98%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$31,604		$31,512		$32,501	$31,008	$31,893	$33,202

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$16,000		$16,000		$16,000	$16,000	$16,000	$16,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$297,522		$296,949		$303,130	$293,799	$299,333	$307,510

Borrowings outstanding, end of period (000)	$2,999		$2,999		$2,999	$2,637	$2,134	$1,500

Portfolio turnover rate	1%		7%		16%	16%	12%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 02/28/21	Year Ended August 31,
	(unaudited)	2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	—%	—%	—%

(f)	Annualized.
(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 2.11%, 1.97% and 1.36%, respectively.

(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or and excluding interest expense, fees, and amortization of offering cost would have been 2.62%, 2.53% and 1.73%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 02/28/21	Year Ended August 31,
	(unaudited)	2020	2019	2018	2017	2016
Expense ratios	2.01%	1.67%	1.45%	1.38%	1.31%	1.39%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHE
	Six Months Ended 02/28/21 (unaudited)		Year Ended August 31,
			2020		2019	2018	2017	2016

Net asset value, beginning of period.	$13.68		$14.13		$13.33	$13.98	$14.69	$13.89

Net investment income(a)	0.20		0.48		0.50	0.55	0.62	0.65
Net realized and unrealized gain (loss)	(0.01)		(0.44)		0.82	(0.62)	(0.69)	0.83

Net increase (decrease) from investment operations	0.19		0.04		1.32	(0.07)	(0.07)	1.48

Distributions to Common Shareholders from net investment income(b)	(0.26)		(0.49)		(0.52)	(0.58)	(0.64)	(0.68)

Net asset value, end of period	$13.61		$13.68		$14.13	$13.33	$13.98	$14.69

Market price, end of period	$13.95		$13.24		$12.96	$12.38	$14.00	$15.32

Total Return Applicable to Common Shareholders(c)
Based on net asset value.	1.39	%(d)	0.46%		10.52%	(0.41)%	(0.34)%	11.01%

Based on market price	7.38	%(d)	6.00%		9.15%	(7.64)%	(4.30)%	21.27%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.48	%(f)(g)	2.64	%(h)	2.89%	2.50%	2.17%	1.77%

Total expenses after fees waived and/or reimbursed	2.47	%(f)(g)	2.64	%(h)	2.89%	2.50%	2.17%	1.77%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(i)	1.90	%(f)(g)	1.52	%(h)	1.29%	1.20%	1.18%	1.15%

Net investment income to Common Shareholders	2.92	%(f)	3.53%		3.74%	4.08%	4.44%	4.53%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$32,280		$32,432		$33,501	$31,609	$33,115	$34,772

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$18,500		$18,500		$18,500	$18,500	$18,500	$18,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$274,485		$275,306		$281,087	$270,862	$279,002	$287,959

Borrowings outstanding, end of period (000)	$2,966		$2,966		$3,137	$3,136	$1,421	$751

Portfolio turnover rate	—%		14%		10%	17%	18%	30%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 02/28/21 (unaudited)	Year Ended August 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	0.03%	0.01%	—%	—%	—%	—%

(f)	Annualized.
(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.83%, 1.82% and 1.26%, respectively.

(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 2.40%, 2.40% and 1.28%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

64	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHN
	Six Months Ended 02/28/21 (unaudited)		Year Ended August 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period.	$14.92		$15.31	$14.27	$14.93	$15.69	$14.81

Net investment income(a)	0.33		0.60	0.55	0.60	0.69	0.75
Net realized and unrealized gain (loss)	(0.04)		(0.43)	1.02	(0.64)	(0.75)	0.91

Net increase (decrease) from investment operations	0.29		0.17	1.57	(0.04)	(0.06)	1.66

Distributions to Common Shareholders from net investment income(b)	(0.32)		(0.56)	(0.53)	(0.62)	(0.70)	(0.78)

Net asset value, end of period	$14.89		$14.92	$15.31	$14.27	$14.93	$15.69

Market price, end of period	$13.87		$13.79	$13.74	$12.35	$14.36	$15.04

Total Return Applicable to Common Shareholders(c)
Based on net asset value.	2.15	%(d)	1.54%	11.88%	0.22%	0.04%	11.63%

Based on market price	2.95	%(d)	4.57%	16.02%	(9.82)%	0.37%	16.10%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.59	%(e)	2.15%	2.62%	2.45%	2.13%	1.68%

Total expenses after fees waived and/or reimbursed	1.52	%(e)	2.09%	2.55%	2.36%	2.05%	1.62%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(f)(g)	0.94	%(e)	0.94%	0.94%	0.94%	0.96%	0.95%

Net investment income to Common Shareholders	4.42	%(e)	4.03%	3.82%	4.15%	4.65%	4.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$463,595		$464,504	$476,549	$444,369	$464,818	$488,318

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,600		$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$290,310		$290,683	$295,628	$282,417	$290,812	$300,459

Borrowings outstanding, end of period (000)	$61,508		$63,384	$55,899	$64,262	$70,007	$76,443

Portfolio turnover rate	6%		10%	23%	15%	17%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 02/28/21 (unaudited)	Year Ended August 31,
		2020	2019	2018	2017	2016
Expense ratios	0.93%	0.93%	0.93%	0.94%	0.95%	0.94%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSE
	Six Months Ended 02/28/21 (unaudited)		Year Ended August 31,
			2020		2019	2018	2017	2016

Net asset value, beginning of period.	$14.97		$15.34		$14.35	$15.04	$15.84	$14.81

Net investment income(a)	0.29		0.57		0.50	0.55	0.63	0.68
Net realized and unrealized gain (loss)	(0.15)		(0.43)		0.98	(0.68)	(0.80)	1.03

Net increase (decrease) from investment operations	0.14		0.14		1.48	(0.13)	(0.17)	1.71

Distributions to Common Shareholders from net investment income(b)	(0.31)		(0.51)		(0.49)	(0.56)	(0.63)	(0.68)

Net asset value, end of period	$14.80		$14.97		$15.34	$14.35	$15.04	$15.84

Market price, end of period	$14.07		$13.33		$13.86	$12.65	$13.55	$14.84

Total Return Applicable to Common Shareholders(c)
Based on net asset value.	1.14	%(d)	1.36%		11.02%	(0.33)%	(0.55)%	12.22%

Based on market price	7.98	%(d)	(0.11)%		13.79%	(2.47)%	(4.36)%	19.87%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.98	%(e)(f)	2.22	%(g)	2.75%	2.41%	2.10%	1.76%

Total expenses after fees waived and/or reimbursed	1.98	%(e)(f)	2.22	%(g)	2.75%	2.41%	2.09%	1.75%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(h)(i)	1.33	%(e)(f)	1.18	%(g)	1.17%	1.10%	1.10%	1.17%

Net investment income to Common Shareholders	3.97	%(f)	3.82%		3.46%	3.77%	4.23%	4.40%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$96,461		$97,632		$100,005	$93,532	$98,076	$103,296

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$40,500		$40,500		$40,500	$40,500	$40,500	$40,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$338,176		$341,066		$346,926	$330,943	$342,162	$355,052

Borrowings outstanding, end of period (000)	$24,950		$25,513		$22,050	$21,702	$20,604	$21,873

Portfolio turnover rate	4%		13%		24%	16%	13%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and excluding interest expense would have been 1.79%, 1.79% and 1.14%, respectively.

(f)	Annualized.
(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.16%, 2.16% and 1.12%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 02/28/21	Year Ended August 31,
	(unaudited)	2020	2019	2018	2017	2016
Expense ratios	1.32%	1.17%	1.17%	1.10%	1.10%	1.12%

See notes to financial statements.

66	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFY
	Six Months Ended 02/28/21 (unaudited)		Year Ended August 31,
			2020		2019	2018	2017	2016

Net asset value, beginning of period	$15.39		$15.92		$14.97	$15.71	$16.58	$15.57

Net investment income(a)	0.34		0.66		0.60	0.64	0.71	0.78
Net realized and unrealized gain (loss)	0.01		(0.57)		0.94	(0.72)	(0.82)	1.06

Net increase (decrease) from investment operations	0.35		0.09		1.54	(0.08)	(0.11)	1.84

Distributions to Common Shareholders from net investment income(b)	(0.36)		(0.62)		(0.59)	(0.66)	(0.76)	(0.83)

Net asset value, end of period.	$15.38		$15.39		$15.92	$14.97	$15.71	$16.58

Market price, end of period	$14.79		$13.99		$14.21	$12.77	$15.51	$17.01

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.45	%(d)	1.01%		11.14%	(0.08)%	(0.37)%	12.24%

Based on market price	8.38	%(d)	2.87%		16.29%	(13.66)%	(4.13)%	26.61%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.16	%(e)(f)	2.35	%(g)	2.91%	2.57%	2.21%	1.86%

Total expenses after fees waived and/or reimbursed	2.16	%(e)(f)	2.35	%(g)	2.91%	2.56%	2.21%	1.85%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(h)(i)	1.42	%(e)(f)	1.24	%(g)	1.22%	1.13%	1.12%	1.23%

Net investment income to Common Shareholders.	4.42	%(f)	4.25%		3.96%	4.20%	4.60%	4.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$76,957		$77,018		$79,658	$74,931	$78,641	$82,927

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$44,400		$44,400		$44,400	$44,400	$44,400	$44,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$273,326		$273,464		$279,411	$268,764	$277,119	$286,771

Borrowings outstanding, end of period (000)	$12,570		$12,570		$8,059	$7,475	$7,817	$8,061

Portfolio turnover rate	5%		17%		26%	12%	14%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.95%, 1.95% and 1.21%, respectively.

(f)	Annualized.
(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 2.28%, 2.28% and 1.17%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 02/28/21 (unaudited)	Year Ended August 31,
		2020	2019	2018	2017	2016
Expense ratios	1.41%	1.23%	1.22%	1.13%	1.12%	1.16%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BHV
	Six Months Ended 02/28/21 (unaudited)		Year Ended August 31,
			2020	2019	2018	2017	2016

Net asset value, beginning of period.	$15.38		$15.64	$14.97	$15.75	$16.56	$15.90

Net investment income(a)	0.29		0.55	0.58	0.69	0.78	0.81
Net realized and unrealized gain (loss)	0.00	(b)	(0.26)	0.74	(0.69)	(0.83)	0.66

Net increase (decrease) from investment operations	0.29		0.29	1.32	—	(0.05)	1.47

Distributions to Common Shareholders from net investment income(c)	(0.27)		(0.55)	(0.65)	(0.78)	(0.76)	(0.81)

Net asset value, end of period	$15.40		$15.38	$15.64	$14.97	$15.75	$16.56

Market price, end of period	$16.15		$16.09	$16.54	$16.56	$18.68	$19.14

Total Return Applicable to Common Shareholders(d)
Based on net asset value.	1.88	%(e)	1.87%	8.94%	(0.20)%	(0.44)%	9.05%

Based on market price	2.12	%(e)	0.77%	4.15%	(6.91)%	2.17%	20.00%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	2.22	%(g)	2.86%	3.37%	2.94%	2.46%	2.16%

Total expenses after fees waived and/or reimbursed	2.00	%(g)	2.64%	3.15%	2.72%	2.25%	1.95%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(h)(i)	1.36	%(g)	1.69%	1.82%	1.70%	1.61%	1.70%

Net investment income to Common Shareholders	3.83	%(g)	3.63%	3.88%	4.51%	4.95%	5.00%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$24,781		$24,728	$25,119	$24,006	$25,216	$26,462

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$11,600		$11,600	$11,600	$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$313,632		$313,171	$316,539	$306,947	$317,375	$328,121

Borrowings outstanding, end of period (000)	$4,876		$4,876	$5,396	$5,396	$4,360	$3,860

Portfolio turnover rate	1%		28%	17%	26%	10%	6%

(a)	Based on average Common Shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 02/28/21 (unaudited)	Year Ended August 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	—%	—%	—%	—%

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 02/28/21 (unaudited)	Year Ended August 31,
		2020	2019	2018	2017	2016
Expense ratios	1.36%	1.40%	1.42%	1.32%	1.22%	1.30%

See notes to financial statements.

68	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Maryland Municipal Bond Trust	BZM	Delaware	Non-diversified
BlackRock Massachusetts Tax-Exempt Trust.	MHE	Massachusetts	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock New York Municipal Income Quality Trust	BSE	Delaware	Non-diversified
BlackRock New York Municipal Income Trust II.	BFY	Delaware	Non-diversified
BlackRock Virginia Municipal Bond Trust.	BHV	Delaware	Non-diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Reorganization Costs: Reorganization costs incurred in connection with the respective reorganizations were expensed by BZM, MHE, BSE and BFY.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements   (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement

70	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MHE’s management believes that the fund’s restrictions on borrowings do not apply to the fund’s TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BZM	$3,021	$ 6,833	$1,854	$ 11,708
MHE	1,857	5,407	2,584	9,848
MHN	43,216	130,194	45,577	218,987
BSE	18,026	53,966	15,792	87,784
BFY	9,321	24,390	8,256	41,967
BHV	3,738	10,200	3,397	17,335

For the six months ended February 28, 2021, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BZM	$ 5,696,916	$ 2,999,064	0.06% —0.13%	$ 2,999,064	0.79%
MHE	5,028,627	2,965,857	0.06 —0.07	2,965,857	0.67
MHN	112,948,435	61,507,644	0.06 —0.13	63,033,439	0.70
BSE	44,634,192	24,950,172	0.05 —0.19	25,407,911	0.70
BFY	22,624,545	12,569,988	0.05 —0.19	12,569,988	0.67

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (unaudited) (continued)

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BHV	$ 9,345,758	$ 4,876,042	0.06% —0.13%	$ 4,876,042	0.72%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at February 28, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at February 28, 2021.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MHE and MHN, pays the Manager a monthly fee at an annual rate equal to a percentage of each Trust’s average weekly managed assets. For such services, MHE and MHN each pays the Manager a monthly fee at an annual rate equal to a percentage of each Trust’s average daily net assets. The Trusts pay their respective fees based on the following annual rates:

Trust Name	Investment Advisory Fees
BZM	0.65%
MHE	0.50
MHN	0.55
BSE	0.55
BFY	0.55
BHV	0.65

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Notes to Financial Statements   (unaudited) (continued)

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV. For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Limitations, Waivers and Reimbursements: With respect to BZM and BHV, the Manager voluntarily agreed to waive a portion of its investment advisory fees as a percentage of each Trust’s average weekly managed assets as follows:

	BZM	BHV
Waiver	0.08%	0.13%

This voluntary waiver may be reduced or discontinued at any time. For the six months ended February 28, 2021, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

Trust Name	Amounts Waived
BZM	$20,094
BHV	26,686

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2021, the amounts waived were as follows:

Trust Name	Amounts Waived
BZM	$473
MHE	1,499
MHN	254
BSE	60
BFY	26
BHV	350

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended February 28, 2021, there were no fees waived by the Manager pursuant to this arrangement.

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2021 the waiver was $149,643.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended February 28, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BZM	$520,930	$2,603,969
MHE	—	2,655,090
MHN	47,101,856	52,953,410
BSE	6,612,295	6,530,001
BFY	6,995,672	8,167,902
BHV	265,473	270,000

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements   (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Trusts as of February 28, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of August 31, 2020, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring
BZM	$689,345
MHE	980,224
MHN	24,801,696
BSE	3,303,628
BFY	3,171,135
BHV	1,038,401

As of February 28, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BZM	$44,649,657	$2,738,383	$(65,870)	$2,672,513
MHE	46,466,650	3,914,276	(8,145)	3,906,131
MHN	655,553,288	54,492,719	(1,194,708)	53,298,011
BSE	125,067,334	10,442,439	(204,943)	10,237,496
BFY	111,931,381	10,634,671	(913,878)	9,720,793
BHV	33,204,945	2,842,813	(33,593)	2,809,220

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

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Notes to Financial Statements   (unaudited) (continued)

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

The Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust, except for MHN, is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MHN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for MHE and MHN, which is $0.01 and $0.10, respectively. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for MHE and MHN, which is $0.01 and $0.10, respectively. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements   (unaudited) (continued)

Common Shares

For the six months shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 02/28/21	Year Ended 08/31/20
BZM	1,508	737
MHE	210	—
BHV	1,015	1,874

For the six months ended February 28, 2021 and the year ended August 31, 2020, shares issued and outstanding remained constant for MHN, BFY and BSE.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. From December 1, 2020 through November 30, 2021, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended February 28, 2021, the Trusts did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

Each Trust (for purposes of this section, a “VRDP Trust”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	06/14/12	160	$16,000,000	07/01/42
MHE	06/14/12	185	18,500,000	07/01/42
MHN	06/30/11	2,436	243,600,000	07/01/41
BSE	09/15/11	405	40,500,000	10/01/41
BFY	09/15/11	444	44,400,000	10/01/41
BHV	06/14/12	116	11,600,000	07/01/42

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	BZM	MHE	MHN	BSE	BFY	BHV
Expiration date	07/09/21	07/02/21	04/30/21	04/30/21	04/30/21	07/09/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares

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Notes to Financial Statements   (unaudited) (continued)

six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
BZM	Aa2	AAA
MHE	Aa2	AAA
MHN	Aa2	AAA
BSE	Aa2	AAA
BFY	Aa2	AAA
BHV	Aa2	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s Investors Service, Inc. and Fitch Ratings, Inc. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Trusts have commenced or are set to commence a special rate period:

Trust Name	Commencement Date	Expiration Date as of Period Ended 02/28/21
BZM	06/25/20	06/25/21
MHE	06/14/12	06/17/21
MHN	04/17/14	04/15/21
BSE	10/22/15	04/15/21
BFY	10/22/15	04/15/21
BHV	06/25/20	06/25/21

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

	BZM	MHE	MHN	BSE	BFY	BHV
Dividend rates	1.04%	0.83%	0.92%	0.92%	0.92%	1.04%

For the six months ended February 28, 2021, VRDP Shares issued and outstanding of each VRDP Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements   (unaudited) (continued)

as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BZM	$83,161	$1,748
MHE	76,471	4,602
MHN	1,117,389	8,504
BSE	185,773	39,672
BFY	203,662	39,713
BHV	60,292	1,522

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

	Dividend Per Common Share
Trust Name	Paid	(a)	Declared	(b)	Declared	(c)
BZM	$0.046000		$—		$0.150225
MHE	0.043000		—		0.089356
MHN	0.054500		0.054500		—
BSE	0.052500		—		0.094519
BFY	0.060500		—		0.159916
BHV	0.045500		0.045500		—

(a)	Net investment income dividend paid on April 1, 2021 to Common Shareholders of record on March 15, 2021.

(b)	Net investment income dividend declared on April 1, 2021, payable to Common Shareholders of record on April 15, 2021.

(c)	Net investment income special dividend declared on March 19, 2021, payable to Common Shareholders of record on April 8, 2021.

The Trusts declared distributions to Preferred Shareholders as follows:

	Preferred Shares
Trust Name	Shares	Series	Declared	(a)	Declared
BZM	VRDP	W-7	$14,268		$8,285	(b)
MHE	VRDP	W-7	12,398		7,425	(b)
MHN	VRDP	W-7	181,866		—
BSE	VRDP	W-7	30,236		11,063	(c)
BFY	VRDP	W-7	33,148		12,128	(c)
BHV	VRDP	W-7	10,345		—

(a)	Dividends declared for period March 1, 2021 to March 31, 2021.
(b)	Special dividends declared for period April 1, 2021 to April 18, 2021.
(c)	Special dividends declared for period April 1, 2021 to April 11, 2021.

With the requisite approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganizations of BSE and BFY into BlackRock New York Municipal Income Trust closed on April 12, 2021, and the reorganizations of BZM and MHE into BlackRock MuniYield Quality Fund, Inc. closed on April 19, 2021.

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Additional Information

Proxy Results

At a Joint Special Meeting of Shareholders of BlackRock Maryland Municipal Bond Trust held on Tuesday, December 15, 2020 and adjourned to Friday, January 21, 2021, Trust shareholders were asked to vote on the following proposals:

Common and Preferred Shareholders

Proposal 1(A). The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock Maryland Municipal Bond Trust (“BZM”) were being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BZM and BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “BZM Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BZM’s assets and the assumption by the Acquiring Fund of substantially all of BZM’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BZM, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BZM of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of BZM in accordance with its Agreement and Declaration of Trust and Delaware law (the “BZM Reorganization”).

With respect to the Proposal 1(A), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BZM	907,451	193,038	39,131

Preferred Shareholders

Proposal 1(B). The VRDP Holders of BZM were being asked to vote as a separate class on a proposal to approve the BZM Reorganization Agreement and the BZM Reorganization.

With respect to the Proposal 1(B), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BZM	160	—	—

At a Joint Special Meeting of Shareholders of BlackRock Massachusetts Tax-Exempt Trust held on Tuesday, December 15, 2020 and adjourned to Friday, January 21, 2021 and further adjourned to Friday, February 12, 2021, Trust shareholders were asked to vote on the following proposals:

Common and Preferred Shareholders

Proposal 1(C). The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock Massachusetts Tax-Exempt Trust (“MHE”) were being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MHE and BlackRock MuniYield Quality Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “MHE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MHE’s assets and the assumption by the Acquiring Fund of substantially all of MHE’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MHE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MHE of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MHE in accordance with its Declaration of Trust and Massachusetts law ( the “MHE Reorganization”).

With respect to the Proposal 1(C), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
MHE	1,284,994	130,013	76,035

Proposal 3. In the event there are not sufficient votes at the time of the Fund Joint Special Meeting to constitute a quorum or to approve the MHE Reorganization Agreement and the Chair of the Fund Joint Special Meeting proposes the adjournment with respect to one or more matters to be considered by MHE shareholders, the common shareholders and the VRDP Holders of MHE were being asked to vote as a single class on the proposal to permit further solicitation of proxies.

With respect to the Proposal 3 (results from the 1.21.21 adjourned meeting), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
MHE	1,111,205	130,165	82,339

With respect to the Proposal 3 (results from the 12.15.20 meeting), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
MHE	833,830	87,491	62,083

A D D I T I O N A L I N F O R M A T I O N	79

Additional Information  (continued)

Preferred Shareholders

Proposal 1(D). The VRDP Holders of MHE were being asked to vote as a separate class on a proposal to approve the MHE Reorganization Agreement and the MHE Reorganization.

With respect to the Proposal 1(D), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
MHE	185	—	—

At a Joint Special Meeting of Shareholders of BlackRock New York Municipal Income Quality Trust held on Tuesday, December 15, 2020, Trust shareholders were asked to vote on the following proposals:

Common and Preferred Shareholders

Proposal 1(A). The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock New York Municipal Income Quality Trust (“BSE”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BSE and BlackRock New York Municipal Income Trust (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “BSE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BSE’s assets and the assumption by the Acquiring Fund of substantially all of BSE’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BSE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BSE of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of BSE in accordance with its Agreement and Declaration of Trust and Delaware law (the “BSE Reorganization”).

With respect to Proposal 1(A), the shares of the Fund were voted as follows:

Trust Name	For	Against	Abstain
BSE	3,390,919	192,678	101,534

Preferred Shareholders

Proposal 1(B). The VRDP Holders of BSE, are being asked to vote as a separate class on a proposal to approve the BSE Reorganization Agreement and the BSE Reorganization.

With respect to the Proposal 1(B), the shares of the Fund were voted as follows:

Trust Name	For	Against	Abstain
BSE	405	—	—

At a Joint Special Meeting of Shareholders of BlackRock New York Municipal Income Trust II held on Tuesday, December 15, 2020, Trust shareholders were asked to vote on the following proposals:

Common and Preferred Shareholders

Proposal 1(C). The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock New York Municipal Income Trust II (“BFY”) were being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BFY and BlackRock New York Municipal Income Trust (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “BFY Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BFY’s assets and the assumption by the Acquiring Fund of substantially all of BFY’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BFY, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BFY of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of BFY in accordance with its Agreement and Declaration of Trust and Delaware law (the “BFY Reorganization”).

With respect to the Proposal 1(C), the shares of the Fund were voted as follows:

Trust Name	For	Against	Abstain
BFY	2,396,989	217,427	48,464

Preferred Shareholders

Proposal 1(D). The VRDP Holders of BFY were being asked to vote as a separate class on a proposal to approve the BFY Reorganization Agreement and the BFY Reorganization.

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Additional Information  (continued)

With respect to the Proposal 1(D), the shares of the Fund were voted as follows:

Trust Name	For	Against	Abstain
BFY	444	—	—

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since August 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective October 19, 2020, MHN has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of MHN, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. MHN’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of MHN, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

A D D I T I O N A L I N F O R M A T I O N	81

Additional Information  (continued)

General Information (continued)

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

The Toronto-Dominion Bank(a)

New York, NY 10019

BofA Securities, Inc.(b)

New York, NY 10036

Wells Fargo Bank, N.A.(c)

San Francisco, CA 94104

VRDP Remarketing Agent

TD Securities (USA) LLC(a)

New York, NY 10019

BofA Securities, Inc.(b)

New York, NY 10036

Wells Fargo Securities, LLC(c)

Charlotte, NC 28202

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a) For BZM and BHV.

(b) For MHN, BSE and BFY.

(c) For MHE.

A D D I T I O N A L I N F O R M A T I O N	83

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

CAB	Capital Appreciation Bonds

CR	Custodian Receipt

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

GO	General Obligation Bonds

GTD	GTD Guaranteed

INS	Insured

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

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Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-02/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Income Quality Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Quality Trust

Date: May 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Income Quality Trust

Date: May 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Income Quality Trust

Date: May 3, 2021

4